PAGE 1
                                Registration Nos.: 811-07095/033-50321

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549
                                      FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

               Post-Effective Amendment No. 3                        / X /

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940                                                       / X /

               Amendment No. 4                                       / X /

                          Fiscal Year Ended October 31, 1995
                        ______________________________________

                      T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                          _________________________________
                  (Exact Name of Registrant as Specified in Charter)


               100 East Pratt Street, Baltimore, Maryland     21202
               __________________________________________   __________
               (Address of Principal Executive Offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code   410-547-2000
                                                               ____________

                                   Henry H. Hopkins
                                100 East Pratt Street
                              Baltimore, Maryland 21202
                       _______________________________________
                       (Name and Address of Agent for Service)


          Approximate Date of Proposed Public Offering      March 1, 1996
                                                            _______________

               It is proposed that this filing will become effective (check appropriate box):

               / /  immediately upon filing pursuant to paragraph (b)

               /X/  on March 1, 1996 pursuant to paragraph (b)


















          PAGE 2
               / /  60 days after filing pursuant to paragraph (a)(i)

               / /  on (date) pursuant to paragraph (a)(i)

               / /  75 days after filing pursuant to paragraph (a)(ii)

               / /  on (date) pursuant to paragraph (a)(ii) of Rule 485

               If appropriate, check the following box:

               / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933+
          ________________________________________
          Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933 and intends to file a 24f-2 Notice by December 31, 1996.

          +Not applicable, as no securities are being registered by this Post-Effective Amendment No. 3 to the Registration Statement.










































          PAGE 3
               The Registration Statement of the T. Rowe Price Summit Municipal Funds, Inc. on Form N-1A (File No. 33-50321) is hereby amended under the Securities Act of 1933 to update the Registrant's financial statements, make other changes in the Registrant's Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirement of Rule 8b-16 under the Investment Company Act of 1940.

               This Amendment consists of the following:
                  Cross Reference Sheet
                  Part A of Form N-1A, Revised Prospectus
                  Part B of Form N-1A, Statement of Additional Information Part C of Form N-1A, Other Information
                  Opinion of Counsel
                  Accountants' Consent


















































          PAGE 4
                                CROSS REFERENCE SHEET
                 N-1A Item No.                          Location
                 _____________                          _________
                                        PART A

          Item 1.   Cover Page                       Cover Page
          Item 2.   Synopsis                            Transaction and
                                                     Fund Expenses
          Item 3.   Condensed Financial Information  Financial Highlights
          Item 4.   General Description of           Transaction and
                    Registrant                       Fund Expenses; Fund,
                                                     Market, and Risk
                                                     Characteristics;
                                                     Organization and
                                                     Management;
                                                     Understanding
                                                     Performance
                                                     Information;
                                                     Investment Policies
                                                     and Practices; Types
                                                     of Fund Management
                                                     Practices; Ratings of
                                                     Corporate Debt
                                                     Securities
          Item 5.   Management of Fund               Transaction and Fund
                                                     Expenses; Fund,
                                                     Market, and Risk
                                                     Characteristics;
                                                     Organization and
                                                     Management
          Item 6.   Capital Stock and Other          Distributions and
                    Securities                       Taxes; Organization
                                                     and Management
          Item 7.   Purchase of Securities Being     Pricing Shares and
                    Offered                          Receiving Sale
                                                     Proceeds; Transaction
                                                     Procedures and Special
                                                     Requirements; Account
                                                     Requirements and
                                                     Transaction
                                                     Information;
                                                     Shareholder Services
          Item 8.   Redemption or Repurchase         Pricing Shares and
                                                     Receiving Sale
                                                     Proceeds; Transaction

                    PAGE 5


















                                                     Procedures and Special
                                                     Requirements;
                                                     Exchanging and
                                                     Redeeming; Shareholder
                                                     Services
          Item 9.   Pending Legal Proceedings        +
                                               PART B
          Item 10.  Cover Page                       Cover Page
          Item 11.  Table of Contents                Table of Contents
          Item 12.  General Information and History  +
          Item 13.  Investment Objectives and        Investment Objectives
                    Policies                         and Policies;
                                                     Investment Program;
                                                     Investment
                                                     Restrictions;
                                                     Investment Performance
          Item 14.  Management of the Registrant     Management of Funds
          Item 15.  Control Persons and Principal    Principal Holders of
                    Holders of Securities            Securities
          Item 16.  Investment Advisory and Other    Investment Management
                    Services                         Services; Custodian;
                                                     Independent
                                                     Accountants; Legal
                                                     Counsel
          Item 17.  Brokerage Allocation             Portfolio
                                                     Transactions; Code of
                                                     Ethics
          Item 18.  Capital Stock and Other          Dividends and
                    Securities                       Distributions;
                                                     Organization of the
                                                     Fund
          Item 19.  Purchase, Redemption and Pricing Redemptions in Kind;
                    of Securities Being Offered      Pricing of Securities;
                                                     Net Asset Value Per
                                                     Share; Federal and
                                                     State Registration of
                                                     Shares
          Item 20.  Tax Status                       Tax Status
          Item 21.  Underwriters                     Distributor for the
                                                     Fund
          Item 22.  Calculation of Yield Quotations
                    of Money Market Funds            +
          Item 23.  Financial Statements             Incorporated by
                                                     Reference from Annual
                                                     Report





















          PAGE 6
                                               PART C
          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
          ___________________________________
          + Not applicable or negative answer



























































          PAGE 7
          Facts at a Glance
          Investment Goals
          Money fund.
          Preservation of capital, liquidity, and the highest level of income consistent with these goals.
          Bond funds.
          Highest level of income consistent with each fund's prescribed investment program.

          As with all mutual funds, these funds may not achieve their goals.
          Strategy and Risk/Reward
          Municipal Money Market Fund.
          Invests exclusively in high-quality municipal securities whose income is exempt from federal income taxes. Average maturity will not exceed 90 days.
          Your investment in the funds is neither insured nor guaranteed by the U.S. government, and there is no assurance the Fund will be able to maintain a stable net asset value of $1.00 per share. Risk/Reward:
          Lowest potential risk and reward.
          Municipal Intermediate Fund.
          Invests primarily in investment-grade municipal bonds whose income is exempt from federal income taxes. Average effective maturity will range between 5 and 10 years.
          Risk/Reward:
          Higher income than the Municipal Money Fund with less potential share price fluctuation than the Municipal Income Fund.
          Municipal Income Fund.
             Invests primarily in long-term investment-grade municipal bonds whose income is exempt from federal income taxes. Average maturity is expected to be 15 years or longer.
          Risk/Reward:
          Higher income than the Municipal Intermediate Fund but also greater potential price fluctuation.
          Investor Profile
             Investors who can benefit from tax-exempt income because of their tax bracket and can also meet the $25,000 initial purchase requirement. A significant portion of each fund's income will have to be included in the alternative minimum tax computation; however, relatively few taxpayers are required to pay this tax. Not appropriate for tax-deferred retirement plans.
          Fees and Charges
          100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange.
          Investment Manager


















          PAGE 8
             Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $75 billion for over three and a half million individual and institutional investor accounts as of December 31, 1995.
          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
          T. Rowe Price Summit Municipal Fund, Inc.
             March 1, 1996
          Prospectus
             Contents
          1
          About the Funds
          Transaction and Fund Expenses
          Financial Highlights
          Fund, Market, and Risk
          Characteristics
          2
          About Your Account
          Pricing Shares and Receiving Sale Proceeds
          Distributions and Taxes
          Transaction Procedures and Special Requirements
          3
          More About the Funds
          Organization and Management
          Understanding Performance Information
          Investment Policies and Practices
          4
          Investing With T. Rowe Price
          Account Requirements and Transaction Information
          Opening a New Account
          Purchasing Additional Shares
          Exchanging and Redeeming
          Shareholder Services
          This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.
          1
          About the Funds
          Transaction and Fund Expenses


















          PAGE 9
          Expense ratios for the Summit funds are substantially below their industry averages.
             Each T. Rowe Price Summit Fund has a single, all-inclusive fee covering investment management and operating expenses. This fee will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of factors. (See "How are fund expenses determined?" under "Organization and Management.")
          In Table 1 below, "Shareholder Transactions Expenses," shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. "Annual Fund Expenses" shows how much it will cost to operate each fund for a year, based on 1995 fiscal year expenses. These are costs you pay indirectly, because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement. Like all T. Rowe Price funds, the Summit funds are 100% no load.
             Shareholder Transaction Expenses
          ______________________________________________________________
          Sales charge "load" on purchases                          None
          ______________________________________________________________
          Sales charge "load" on
          reinvested dividends                                      None
          ______________________________________________________________
          Redemption fees                                           None
          ______________________________________________________________
          Exchange fees                                             None
          ______________________________________________________________

          Annual Fund         Percentage of Fiscal 1995
          Expenses            Average Net Assets

                         Money                  Interme-
                         Market                  diate   Income
          _______________________________________________________
          Management Fee*     0.45%             0.50%     0.50%
          _______________________________________________________
          Distribution
          (12b-1) Fee    None None               None
          _______________________________________________________
          Other expenses*     0.00               0.00    0.00
          _______________________________________________________
          Total Fund
          Expenses* 0.45 0.50 0.50
          _______________________________________________________


















          PAGE 10
          *    The management fee includes operating expenses.

          Note: The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice.
          ___________________________________________
          Table 1
          o
          Hypothetical example:
          Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:
          The table at right is just an example; actual expenses can be higher or lower than those shown.
          _________________________________________________
               1 year    3 years         5 years   10 years
          _________________________________________________
          Money Market   $5   $14             $25     $57
          _________________________________________________
          Intermediate   $5   $16             $28     $63
          _________________________________________________
          Income         $5   $16             $28     $63
          _________________________________________________
          Table 2

          Financial Highlights
          The following table provides information about each fund's financial history. It is based on a single share outstanding throughout each fiscal year. The table is part of each fund's financial statements which are included in each fund's annual report and incorporated by reference into the Statement of Additional Information. This document is available to shareholders upon request. The financial statements in the annual report have been audited by Coopers & Lybrand L.L.P., independent accountants, whose unqualified report covers the periods shown.

               Investment Activities     Distributions

                                   Net Real-
                     Net           ized and   Total
                    Asset           Unreal-    from
          Period    Value,    Net  ized Gain Invest-  Net    Net
          Ended     Begin-  Invest-(Loss) on   ment Invest- Real-   Total
          October  ning of   ment   Invest-  Activi-  ment   ized  Distri-
          31        Period  Income   ments     ties  Income  Gain  butions
          _________________________________________________________________
          Money Market Fund
          1994(a) $ 1.000   $0.023   -     $ 0.023 $(0.023) -    $(0.023)


















          PAGE 11
          1995      1.000    0.035   -       0.035  (0.035) -     (0.035)

          Intermediate Fund
          1994(a) $10.00    $0.43  $(0.41)  $0.02  $(0.43)  -     (0.43)
          1995      9.59     0.48    0.58    1.06   (0.48)  -     (0.48)

          Income Fund
          1994(a) $10.00    $0.50  $(0.92) $(0.42) $(0.50)  -     (0.50)
          1995      9.08     0.54    0.76    1.30   (0.54)  -     (0.54)
          _________________________________________________________________























































          PAGE 12
                  End of Period

                                                Ratio     Ratio
                   Net     Total                  of      of Net    Port-
          Period  Asset   Return               Expenses Investment  folio
          Ended   Value  (Includes     Net        to     Income to  Turn-
          OctoberEnd of Reinvested  Assets ($  Average    Average   over
          31     Period Dividends) thousands) Net AssetsNet Assets  Rate
          _________________________________________________________________
          Money Market Fund
          1994(a)$1.000     2.35%    $42,592    0.45%+      2.56%+   -
          1995    1.000     3.53%     77,958    0.45%       3.48%    _

          Intermediate Fund
          1994(a)$9.59      0.18%    $13,309    0.50%+      4.50%+ 157.5%+
          1995   10.17     11.39%     22,145    0.50%       4.93%   86.1%

          Income Fund
          1994(a)$9.08     (4.38)%   $ 6,453    0.50%+      5.23%+ 161.1%+
          1995    9.84     14.68%     11,108    0.50%       5.68%   73.7%
          _________________________________________________________________
          (a) For the period October 29, 1993 (commencement of operations) to October 31, 1994
          +Annualized
          _________________________________________________________________
          Table 3

          Fund, Market, and Risk Characteristics: What to Expect
          To help you decide which of the T. Rowe Price Summit Funds may be appropriate for you, this section takes a closer look at their special benefits, the fixed-income markets in which they invest, as well as their investment objectives and approach.
          How do I benefit from investing in the T. Rowe Price Summit funds?
          Investing in the T. Rowe Price Summit funds offers some special benefits.
          You gain the advantages of funds that are tailored specifically to the needs of self-directed individuals with substantial assets to invest in fixed income securities. The funds offer such investors three key benefits:
          o
          Access to professionally managed, diversified portfolios of municipal securities.
          o
          A low-cost structure that translates into higher returns, all else being equal.
          o


















          PAGE 13
          Services designed to help you manage your investments more effectively and efficiently.
          How do the funds achieve their low-cost advantage?
          The advantage reflects their more favorable ratio of expenses to assets. The $25,000 initial purchase requirement means that the average account balance in each Summit fund is high. Since shareholder recordkeeping costs--a substantial portion of fund expenses--are basically the same for all sizes of accounts, a fund with larger account balances can spread the expenses over more investment dollars, achieving a low overall expense ratio. Expenses are deducted from fund assets before dividends are paid, as explained on the previous page, so lower costs result in higher dividends for Summit shareholders.
          What services can I expect to be available?
          Unlike some mutual funds, low costs do not mean any reduction in service for Summit fund investors. On the contrary, you will not only receive the wide range of services available to all T. Rowe Price shareholders, but also have access to specially trained fixed-income service representatives and timely market information to help you manage your accounts.
          What is each Summit fund's objective and investment program? Municipal Money Market Fund.
          The fund's objectives are preservation of capital, liquidity, and consistent with these, the highest possible current income exempt from federal income taxes. The fund's yield will fluctuate in response to changes in interest rates. Unlike most bank accounts or certificates of deposit, the fund is not insured or guaranteed by the U.S. government.

          All securities purchased will have ratings in the two highest categories established by nationally recognized rating agencies or, if unrated, will be of equivalent quality as determined by T. Rowe Price. The fund will generally purchase money market securities with maturities of 13 months or less, and its dollar-weighted average maturity will not exceed 90 days.
          Municipal Intermediate Fund.
             The fund's objective is to provide the highest possible income exempt from federal income taxes consistent with moderate price fluctuation. There is no limit on the maturity of individual securities, but the fund's dollar-weighted average effective maturity is expected to range between 5 and 10 years. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than would be true of a fund targeting a stated maturity or maturity range.




















          PAGE 14
             The fund will consist primarily of investment-grade municipal bonds rated from AAA to BBB by a nationally recognized rating agency or, if unrated, the equivalent as determined by T. Rowe Price. In an effort to enhance yield, up to 10% of total assets may be invested in below-investment-grade bonds, including those with the lowest rating.
          Municipal Income Fund.
             For more detailed descriptions of each fund's securities, see "Investment Policies and Practices."
          The fund's objective is to provide a high level of income exempt from federal income taxes. The fund will invest primarily in long-term, investment-grade municipal bonds rated from AAA to BBB by a nationally recognized rating agency or, if unrated, the equivalent as determined by T. Rowe Price. The fund may purchase securities of any maturity, and its dollar-weighted average maturity is expected to be 15 years or longer. In an effort to enhance income, up to 20% of assets may be invested in below-investment-grade securities, including those with the lowest rating. The fund may be suitable for investors who are comfortable with a higher level of principal fluctuation than is characteristic of either shorter-term bond funds or long-term funds investing exclusively in investment-grade bonds.
          How does each fund's credit quality relate to its investment objective?

          Investing exclusively in high-quality securities, helps the Money Market Fund pursue its primary goal--safety of principal. To secure a higher income with only moderate principal fluctuation, the Intermediate Fund invests at least 90% of assets in investment-grade securities (rated AAA through BBB), which provide a wider range of income opportunities with some additional credit risk. In keeping with its higher risk/reward profile, the Income Fund invests at least 80% of assets in investment-grade securities and may also seek to enhance income through a maximum position of 20% in below-investment grade bonds, including those with the lowest rating. Like all portfolio holdings, these securities are subject to rigorous credit research conducted by T. Rowe Price analysts. (For further discussion, see "Investment Policies and Practices--High Yield Investing.")
          What are the main risks of investing in municipal bond and money market funds?
          Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in a bond or money market fund could derive from:
          o


















          PAGE 15
          Interest rate or market risk:
          the decline in the prices of fixed income securities and funds that may accompany a rise in the overall level of interest rates (please see Table 4). A sharp and unexpected rise in interest rates could cause a money fund's price to drop below a dollar. However, the extremely short-term securities held in money market portfolios--a means of achieving an overall fund objective of principal safety--reduces much of their potential for price fluctuation.
          o
          Credit risk:
          the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing the fund's income level and share price. Money funds invest in very high rated securities, thus reducing the risk.
             o
          Political risk:
          the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax exempt income to investors. Broadly lower tax rates could reduce the advantage of owning municipal bonds.
          o
          Geographical:
          the chance of price declines resulting from developments in a single state.
          How does the portfolio manager try to reduce risk?
          Consistent with each fund's objective, the portfolio manager actively manages a fund in an effort to manage risk and increase total return. Risk management tools include:
          o
          Diversification of assets to reduce the impact of a single holding on a fund's net asset value.
          o
          Thorough credit research by our own analysts.
          o
          Adjustment in a fund's duration to reduce the negative impact of rising interest rates or to take advantage of the favorable effects of falling rates.

             What are derivatives and can the fund invest in them?
          The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential


















          PAGE 16
          risks and rewards fall under the "derivatives" umbrella--from conventional instruments such as callable bonds, futures, and options, to more exotic investments such as stripped mortgage securities and structured notes. While the term "derivative" has only recently become widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

          Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The money fund does not invest in high-risk, highly leveraged derivatives. The other funds limit their use of derivatives to situations in which they may enable the fund to: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust the fund's duration. These funds will not invest in any high-risk, highly leveraged derivative instrument which is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) an intermediate-term investment-grade bond for the Intermediate Fund; or, 2) a long-term investment-grade bond for the Income Fund.
          Who issues municipal securities?
          Before choosing a fund, you may wish to review these characteristics of municipal securities.
          State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.
          Who buys municipal securities?
          Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.
          What is "tax-free" about municipal bonds and bond funds?
          The regular income dividends you receive from the fund are exempt from federal income taxes. In addition, your state may not tax that portion of the fund's income earned on the state's own obligations (if any). However, capital gains distributed by the funds are taxable to you. (See "Useful Information on Distributions and Taxes" for details.)
          Is interest income from municipal issues always exempt from federal taxes?

          PAGE 17


















          Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.
             No. For example, since 1986, income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. The funds will report annually to shareholders the portion of income, if any, subject to AMT. (Please see "Distributions and Taxes--Taxes on Fund Distributions.")
          Why are yields on municipals usually below those on otherwise comparable taxable securities?
          Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.
          How can I tell if a tax-exempt or a taxable income fund is more suitable for me?
          Here's some information to help you choose the fund that's right for you.
          The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If the after-tax yield on a taxable bond or money market is less than a municipal fund's tax-exempt yield, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal bond, divide the municipal bond's yield by one minus your tax rate. For quick reference, the table below shows a range of taxable equivalent yields.

          ______________________________________________
          If your federal     A tax-free yield of
          tax rate is:        2%   3%   4%   5%   6%
                              equals a taxable yield of:
          ______________________________________________
          28%                 2.8  4.2  5.6  6.9  8.3
          ______________________________________________
          31%                 2.9  4.3  5.8  7.2  8.7
          ______________________________________________
          36%                 3.1  4.7  6.3  7.8  9.4
          ______________________________________________
          39.6%               3.3  5.0  6.6  8.3  9.9
          ______________________________________________
          Table 4



















          PAGE 18
          What are the major differences between money market and bond funds?
          o
          Price:
             Like all bond funds, the Intermediate and Income Funds have a fluctuating share price. Money market funds are managed to maintain a stable share price.
          o
          Maturity:
             Intermediate-term bond funds have longer average maturities (from three to ten years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).
          o
          Income:
          Intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds. Is a fund's yield fixed or will it vary?
             You may want to review some fundamentals that apply to all fixed income investments.
          It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)
          Is a fund's "yield" the same thing as the "total return"?
             Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.
          What is "credit quality" and how does it affect a fund's yield? Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high credit-quality securities should have a lower yield than an otherwise comparable fund investing in lower credit-quality securities.
             What is meant by a bond fund's "maturity"?
          Every bond has a stated maturity date when the issuer must repay the security's entire principal value to the investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date. For example, many bonds are "callable," meaning their principal can be repaid before their stated


















          PAGE 19
          maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling, because the issuer wants to refinance at a lower rate. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.
          A bond mutual fund has no maturity in the strict sense of the word, but does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.
          What is a bond fund's "duration"?
          Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features, and sinking fund payments that may shorten a bond's life.

          Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.
          How is a municipal's price affective by changes in interest rates?
          When interest rates rise, a bond's price usually falls, and vice versa.
          In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in the table at right.

             How Interest Rates Affect Bond Prices

          Bond Maturity  Coupon    Price of a $1,000 Bond


















          PAGE 20
                         If Interest Rates:

                              Increase                Decrease
                              1%   2%                 1%   2%
          _____________________________________________________
          1 Year    3.45%     $990 $981       $1,010   $1,020
          _____________________________________________________
          5 Years   4.10       956  915        1,046    1,094
          _____________________________________________________
          10 Years  4.60       924  855        1,083    1,175
          _____________________________________________________
          20 Years  5.15       886  789        1,135    1,295
          _____________________________________________________
          30 Years  5.20       865  755        1,170    1,384
          _____________________________________________________
          Table 5   Coupons reflect yields on AAA-rated municipals as of
                    December 31, 1995. This is an illustration and does not represent expected yields or share-price changes of any T.Rowe Price Fund.

          Do money market securities react to changes in interest rates? Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help it maintain a $1.00 share price. How can I decide which fund is most appropriate for me?
          The fund or funds you select should not be relied upon as a complete investment program, nor be used for short-term trading purposes.
          Review your own financial objectives, time horizon, and risk tolerance. Use Table 6, which summarizes the funds' main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the money fund provides principal stability, which makes it a good choice for money you may need for contingencies. However, if you are investing for the highest possible tax-free income and can tolerate some price fluctuation, you should consider a longer-term bond fund.


          ___________________________________________
          Differences Among Funds

          Fund Income    Risk of        Expected  Credit
                         Share-         Average  Quality


                         Price          Maturity Catego-


















          PAGE 21
                         Fluctuation               ries
          ___________________________________________
          Municipal
          Money     Lower     Stable    No more    Two
                                        than 90  Highest
                                          days
          ___________________________________________
          Municipal
          Interme-
          diate     Moderate  Moderate  5 to 10 Primarily
                                         years     Four
                                                 Highest
          ___________________________________________
          Municipal
          Income    Higher    Higher       10   Primarily
                                       years and   Four
                                         longer  Highest
          ___________________________________________
          Table 6

          Is there other information I need to review before making a decision?
             Each fund can invest without limit in securities whose income is subject to the alternative minimum tax. A significant portion of each fund's assets is expected to be invested in such securities.
          Be sure to review the "Investment Policies and Practices" section which discusses the following: Types of Portfolio Securities (municipal securities, private activity bonds, municipal lease obligations, securities with puts or other demand features, securities with credit enhancements, synthetic or derivative securities, private placements, and high-yield/high-risk securities); and Types of Management Practices (cash position, when-issued securities and forwards, interest rate futures, borrowing money and transferring assets, portfolio turnover, taxable money market securities, and sector concentration).
          2
          About Your Account
          Pricing Shares and Receiving Sale Proceeds
             Here are some procedures you should know when investing in the fund.
          How and when shares are priced
          The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.
             Bond and money funds.


















          PAGE 22
          The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost or amortized market value is used to value money fund securities that mature in 60 days or less.
          How your purchase, sale, or exchange price is determined
          If we receive your request in correct form before 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV. We cannot accept orders that request a particular day or price for your transaction or any other special conditions.
          Note:
             The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.
          How you can receive the proceeds from a sale
          When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.
          If for some reason we cannot accept your request to sell shares, we will contact you.
          If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail, or to your bank account by ACH transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH (Automated Clearing House) is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchange the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.
          Exception:
          Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.
          Useful Information on Distributions and Taxes
          Dividends and Other Distributions
             All net investment income and realized capital gains are distributed to shareholders.


















          PAGE 23
          Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

          Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, a fund reserves the right to reinvest your distribution check in your account at the then current NAV and to reinvest all subsequent distributions in shares of the fund.
          Income dividends
          Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.
             Money funds declare income dividends daily to shareholders of record as of 12:00 noon ET on that day. Wire purchase orders received before 12:00 noon ET receive the dividend for that day. Other purchase orders receive the dividend for the next business day after receipt.
          Bond and money funds pay dividends on the first business day of each month.
          Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
          Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
          Capital gains
          A capital gain or loss is the difference between the purchase and sale price of a security.
          If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.
          Tax Information


















          PAGE 24
             You will be sent timely information for your tax filing needs.
          Although the regular monthly income dividends you receive from the funds are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:
          o
          You sell fund shares, including an exchange from one fund to another.
          o
          The fund makes a short- and/or long-term capital gain distribution to your account.
          Due to 1993 tax legislation, a portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.
          Note:
          You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any social security payments you may have received during the year.
          Taxes on fund redemptions.
          When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.
          In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later we will provide you the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

          To help you maintain accurate records, we send you a confirmation immediately following each transaction (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
          Taxes on fund distributions.
          Capital gain distributions are taxable whether reinvested in additional shares or received in cash.
          In January, the funds will send you Form 1099-DIV indicating the tax status of any capital gain distribution made to you. This


















          PAGE 25
          information will also be reported to the IRS. All capital gain distributions are taxable to you for the year in which they are paid. The only exception is that dividends declared during the last three months of the year and paid in January are taxed as though they were paid by December 31. Dividends are expected to be tax-exempt.
          Short-term capital gains are taxable as ordinary income and long-term gains are taxable at the applicable long-term gain rate. The gain is long or short term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.
          If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income which should be included in your AMT calculation, if any, will be reported to you in January.
          Tax effect of buying shares before a capital gain distribution. If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore you may also wish to find out a fund's record date(s) before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or unrealized appreciation.
          Note:

          Transaction Procedures and Special Requirements
          Purchase Conditions
          Following these procedures helps assure timely and accurate transactions.
          Nonpayment.
          If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.
          U.S. dollars.
          All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.
          Sale (Redemption) Conditions


















          PAGE 26
          10-day hold.
          If you sell shares that you just purchased and paid by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)
          Telephone, Tele*AccessR, and PC*AccessR transactions.
          These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. Each fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that a fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.
          Redemptions over $250,000.
          Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund. Excessive Trading
          T. Rowe Price may bar excessive traders from purchasing shares. Frequent trades involving either substantial fund assets, or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

          For example, you are in fund A. You can move substantial assets from fund A to fund B, and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.



















          PAGE 27
          If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

          Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see "Shareholder Services").
          Keeping Your Account Open
             Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $10,000. If your balance is below $10,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.
          Signature Guarantees
          A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.
          You may need to have your signature guaranteed in certain situations, such as:
          o
          Written requests 1) to redeem over $50,000 or 2) to wire redemption proceeds.
          o
          Remitting redemption proceeds to any person, address, or bank account not on record.
          o
             Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name/ownership) from yours.
          o
          Establishing certain services after the account is opened.
          You can obtain a signature guarantee from most banks, savings institutions, broker/dealers, and other guarantors acceptable to
          T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.
          3
          More About the Funds
          Organization and Management
          How are the funds organized?
             Shareholders benefit from T. Rowe Price's 59 years of investment management experience.
          The funds are "diversified, open-end investment companies," or mutual funds, and were incorporated in Maryland in 1993. Mutual funds pool money received from shareholders and invest it to try and achieve specified objectives.
          What is meant by "shares"?


















          PAGE 28
          As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

          Each share and fractional share entitles the shareholder to:
          o
          Receive a proportional interest in the fund's income and capital gain distributions;
          o
          Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in a fund's management contract.
             Do T. Rowe Price funds have annual shareholder meetings?
          The funds are not required to hold annual meetings and do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any fund director(s)/trustee(s). If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.
          Who runs each fund?
          All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price--specifically by the funds' portfolio managers.
          General Oversight.
          The funds are governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the funds' officers. The policy of the funds is that a majority of Board members will be independent of T. Rowe Price.
          Portfolio Management.
          Each fund has an Investment Advisory Committee composed of the following members:
          Municipal Money Market Fund.
             Patrice L. Berchtenbreiter, Chairman, Patricia S. Deford, Joseph K. Lynagh, Mary J. Miller, William T. Reynolds, and Theodore E. Robson. The Committee Chairman has day-to-day responsibility for managing the fund and works with the Committee in developing and executing the fund's investment program. Ms. Berchtenbreiter joined T. Rowe Price in 1972 and has been managing investments since 1986.
          Municipal Intermediate Fund.
          Mary J. Miller, Chairman, Janet G. Albright, Patricia S. Deford, Charles B. Hill, Konstantine B. Mallas, Laura L. McAree, and


















          PAGE 29
          William T. Reynolds. Mr. Hill has day-to-day responsibility for managing the fund and works with the Committee Chairman and the remaining members of the Committee in developing and executing the fund's investment program. Ms. Miller joined T. Rowe Price in 1983 and has been managing investments since 1987. Mr. Hill joined T. Rowe Price in 1991 and has been managing investments since 1986.
          Municipal Income Fund.
          William T. Reynolds, Chairman, Michael P. Buckley, Patricia S. Deford, Charles B. Hill, Mary J. Miller, Konstantine B. Mallas, Hugh D. McGuirk, William F. Snider, Jr., and C. Stephen Wolfe,
          II. The Committee Chairman has day-to-day responsibility for managing the fund, and works with the Committee in developing and executing the fund's investment program. Mr. Reynolds joined T. Rowe Price in 1981 and has been managing investments since
          1978.
          Marketing.
          T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.
          Shareholder Services
          T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the funds' transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. How are fund expenses determined?
          Under the management agreement, all expenses of the funds will be paid by T. Rowe Price, except interest, taxes, brokerage commissions, directors' fees and expenses (including counsel fees and expenses) and extraordinary expenses. The Board of Directors of the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price.
          The Management Fee.
          Each fund pays T. Rowe Price an annual all-inclusive fee based on its average daily net assets. The funds calculate and accrue the fee daily. (See "Transaction and Fund Expenses.")
          Understanding Performance Information
             This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


















          PAGE 30
          Total Return
          Total return is the most widely used performance measure.
             Detailed performance information is included in the annual and semiannual shareholder reports.
          This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

          Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.
          Cumulative Total Return
          This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.
          Average Annual Total Return
          This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual, cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.
          Yield
          You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.
          The current or "dividend yield" on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the average price during the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.
          The money fund may advertise a "current yield," reflecting the latest 7-day income annualized, or an "effective yield" which assumes the income has been reinvested in the fund.

          For the bond funds, the advertised or "SEC yield" is found by determining the net income per share (as defined by the SEC) earned by the fund during a 30-day base period and dividing this


















          PAGE 31
          amount by the per share price on the last day of the base period. The "SEC yield" may differ from the dividend yield.
          Investment Policies and Practices
          Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.
          This section takes a detailed look at some of the types of securities each fund may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment program is subject to further restrictions and risks described in the "Statement of Additional Information."
             Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The funds adhere to applicable investment restrictions and policies at the time they make an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. Each fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, the Municipal Intermediate Fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more than a 5% impact on the Municipal Intermediate Fund's share price. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

          Changes in a fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.
          Types of Portfolio Securities
          In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.
             In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including, except for the money market fund, certain potentially high-risk derivatives) whose yield, credit quality, and maturity


















          PAGE 32
          characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.
          Fundamental policy:
          A fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by a fund, provided that these limitations do not apply to a fund's purchases of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
          Municipal Securities
          Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower rates.

          There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.
          Private Activity Bonds.
          While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see "Distributions and Taxes.")
          Operating policy:
          Each fund may invest without limitation in bonds subject to the AMT.
          In addition to general obligation and revenue bonds, the funds' investments may include, but are not limited to, the following types of securities:
          Municipal Lease Obligations.
          A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's



















          PAGE 33
          unsecured pledge to make annual appropriation for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money to make lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than any other municipals. The funds may also purchase unrated lease obligations. Based on information supplied by T. Rowe Price, the funds' Board of Directors will periodically review the credit quality of nonrated leases and assess the likelihood of their being canceled.
          Operating policy:
          Each fund may invest no more than 20% of its total assets in lease obligations
          Securities with "Puts" or other Demand Features.
             Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If the demand feature were terminated prior to being exercised, the funds would hold the longer-term security.
          Securities with Credit Enhancements.
          o
          Letters of Credit.
          Letters of credit are issued by a third party, usually a bank, to enhance liquidity and/or ensure repayment of principal and any accrued interest if the underlying municipal security should default.
          o
          Municipal Bond Insurance.
          This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. T. Rowe Price periodically reviews the credit quality of the insurer.

          The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and


















          PAGE 34
          municipal bond insurers have met their claims, there is no assurance this will continue. A higher than expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.
          o
          Standby Repurchase Agreements.
          A Standby Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds which cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
          Synthetic or Derivative Securities.
          o
          These securities are created from existing municipal bonds:
          Residual Interest Bonds (Intermediate and Income Funds)
          The income stream provided by an underlying bond is divided to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity.
          Operating policy:
             Each fund will not invest more than 10% of its total assets in residual interest bonds.
          o
          Participation Interests.
          This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.
          Operating policy:

          PAGE 35


















          Each fund will not invest more than 10% of its total assets in participation interests. Standard variable rate notes are not subject to this restriction.
          o
          Embedded Interest Rate Swaps and Caps (Intermediate and Income
          Funds).
          In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

          An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

          Both instruments may be volatile and of limited liquidity and their use may adversely affect a fund's total return.
          Operating policy:
             Each fund will not invest more than 10% of its total assets in embedded interest rate swaps and caps.
          Private Placements.
          The funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.
          Operating policy:
          A fund may not invest more than 15% (10% for the money fund) of its net assets in illiquid securities, including unmarketable private placements.
          High-Yield/High-Risk Investing (Intermediate and Income Funds). The total return and yield of lower quality (high-yield/high-risk) bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in



















          PAGE 36
          low- and lower-medium-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices, because such events could lessen the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.
          Operating policy:
          Operating policy: The Intermediate Fund may invest up to 10% of total assets in below-investment-grade bonds, including those with the lowest rating, and the Income Fund may invest up to 20% of assets in below-investment-grade securities, including those with the lowest rating.
          Types of Management Practices
          Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.
          Cash Reserves (Intermediate and Income Funds).
          Each fund will hold a certain portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring a fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. Each fund's cash reserve position will be comprised of short-term, investment-grade securities including tax-exempt commercial paper, municipal notes and short-term maturity bonds. Some of these securities may have adjustable, variable or floating rates.
          When-Issued Securities (All Funds) and Forwards (Intermediate and Income Funds).
          New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15-45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer than standard settlement dates, in some cases exceeding one to three years. When buying these securities, each fund identifies cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The funds do not earn interest on when-issued and


















          PAGE 37
          forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.
          Interest Rate Futures (Intermediate and Income Funds)
             Futures (a type of potentially high-risk derivative) are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Specifically, the funds may use futures (and options on futures) to hedge against a potentially unfavorable change in interest rates and to adjust their exposure to the municipal bond market; to protect portfolio value; to attempt to enhance income; and to adjust the portfolios duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower the fund's total return, and the potential loss from their use could exceed a fund's initial investment in such contracts.
          Operating policy:
          Initial margin deposits on futures and premiums on options used for non-hedging puposes will not equal more than 5% of a fund's net asset value.
          Borrowing Money and Transferring Assets.
          Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the funds' investment objectives and program. Such borrowings may be collateralized with fund assets, subject to restrictions.
          Fundamental policy:
          Borrowings may not exceed 33 1/3% of total fund assets.
          Operating policy:
          Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of a fund's total assets. A fund may not purchase additional securities when borrowings exceed 5% of total assets.
             Portfolio Turnover (Intermediate and Income Funds).
          Each fund generally purchases securities with the intention of holding them for investment, however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. Although the funds do not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The annualized portfolio turnover rates for the Intermediate and Income funds for the


















          PAGE 38
          fiscal year ended October 31, 1994 were 157.5% and 161.1%, respectively, and for the fiscal year ended October 31, 1995 were 86.1% and 73.7%, respectively.
          Taxable Securities.
             During periods of abnormal market conditions, the funds are permitted to purchase securities whose interest is taxable by the federal government.
          Operating policy:
          The funds may invest without limit in high-quality, short-term taxable securities for temporary, defensive purposes.
          Sector Concentration.
          It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.
          Operating policy:
          Each fund will not invest more than 25% of total assets in any single state or in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.
          Credit Quality Considerations.
          The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's. Credit quality refers to the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. The lower the rating on a bond, the higher the yield, other things being equal.

          Table 7 shows the rating scale used by the major rating agencies.
          T. Rowe Price considers publicly available ratings, but emphasizes its own credit analysis when selecting investments.


          ___________________________________________
          Ratings of Municipal Debt Securities

               Moody's   Standard       Fitch   Definition
               Investors & Poor's     Investors
               Service,  Corpora-      Service,
               Inc.      tion            Inc.
          _________________________________________________
          Long-Term Aaa  AAA               AAA      Highest
                                                    quality


















          PAGE 39
               ____________________________________________
                         Aa   AA           AA       High
                                                    quality
               ____________________________________________
                         A    A            A        Upper
                                                    medium
                                                    grade
               ____________________________________________
                         Baa  BBB          BBB      Medium
                                                    grade
               ____________________________________________
                         Ba   BB           BB       Specula-
                                                    tive
               ____________________________________________
                         B    B            B        Highly
                                                    specula-
                                                    tive
               ____________________________________________
                         Caa  CCC,CC       CCC,CC   Vulner-
                                                    able to
                                                    default
               ____________________________________________
                         Ca   C            C        Default
                                                    is immi-
                                                    nent
               ____________________________________________
                         C    D            DDD,     Probably
                                           DD, D    in
                                                    default
               ____________________________________________
                    Moody's              S&P           Fitch
          _________________________________________________
          Short-    MIG1/VMIG1           SP1+ Very     F-1+
          Term      Best quality         strong        Exception-
                                         quality       ally
                                         SP1 Strong    strong
                                         grade         quality
                                                       F-1 Very
                                                       strong
                                                       quality
               ____________________________________________
                    MIG2/VMIG2           SP2           F-2 Good
                    High quality         Satisfac-     credit
                                         tory          quality
                                         grade
               ____________________________________________
                    MIG3/VMIG3           Favorable     F-3 Fair


















          PAGE 40
                                         quality       credit
                                                       quality
               ____________________________________________
                    MIG4/VMIG4           Adequate
                                         quality

               ____________________________________________
                    SG Specu-            SP3 Specu-    F-S Weak
                    lative grade         lative        credit
                                         grade         quality
               ____________________________________________
               Commer-   P-1 Superior    A-1+          F-1+
               cial      quality         Extremely     Exception-
               paper                     strong        ally strong
                                         quality       quality
                                         A-1 Strong    F-1 Very
                                         quality       strong
                                                       quality
               ____________________________________________
                         P-2 Strong      A-2           F-2 Good
                         quality         Satisfac-     credit
                                         tory          quality
                                         quality
               ____________________________________________
                         P-3             A-3           F-3 Fair
                    Acceptable           Adequate      credit
                    quality              quality       quality
               ____________________________________________
                                         B Specu-      F-S Weak
                                         lative        credit
                                         quality       quality
               ____________________________________________
                                         C Doubtful
                                         quality
          _________________________________________________________________


   Explanation of Quality Ratings

                         Bond
                         Rating      Explanation
          _________________________________________________________________
     Moody's Investors      Aaa    Highest quality, smallest degree of
     Service, Inc.                 investment risk
                            ________________________________________________
                            Aa     High quality; together with Aaa bonds,
                                   they compose the high-grade bond group.
                            ________________________________________________



















                            PAGE 41
                            A      Upper-medium grade obligations; many
                                   favorable investment attributes.
                            ________________________________________________
                            Baa    Medium-grade obligations; neither highly
                                   protected nor poorly secured.  Interest
                                   and principal appear adequate for the
                                   present but certain protective elements
                                   may be lacking or may be unreliable over
                                   any great length of time.
                            _________________________________________________
                            Ba     More uncertain, with speculative
                                   elements.  Protection of interest and
                                   principal payments not well safeguarded
                                   during good and bad times.
                            _________________________________________________
                            B      Lack characteristics of desirable
                                   investment; potentially low assurance of
                                   timely interest and principal payments or
                                   maintenance of other contract terms over
                                   time.
                            _________________________________________________
                            Caa    Poor standing, may be in default;
                                   elements of danger with respect to
                                   principal or interest payments.
                            _________________________________________________
                            Ca     Speculative in a high degree; could be in
                                   default or have other marked
                                   shortcomings.
                            _________________________________________________
                            C      Lowest-rated; extremely poor prospects of
                                   ever attaining investment standing.
          _________________________________________________________________
     Standard & Poor's      AAA    Highest rating; extremely strong capacity
     Corporation                   to pay principal and interest.
                            _________________________________________________
                            AA     High quality; very strong capacity to pay
                                   principal and interest.
                            _________________________________________________
                            A      Strong capacity to pay principal and
                                   interest; somewhat more susceptible to
                                   the adverse effects of changing
                                   circumstances and economic conditions.
                            _________________________________________________
                            BBB    Adequate capacity to pay principal and
                                   interest; normally exhibit adequate
                                   protection parameters, but adverse
                                   economic conditions or changing


















                            PAGE 42
                                   circumstances more likely to lead to a
                                   weakened capacity to pay principal and
                                   interest than for higher-rated bonds.
                            _________________________________________________
                            BB, B  Predominantly speculative with respect to
                            CCC,   the issuer's capacity to meet required
                            CC     interest and principal payments.  BB--
                                   lowest degree of speculation; CC--the
                                   highest degree of speculation.  Quality
                                   and protective characteristics outweighed
                                   by large uncertainties or major risk
                                   exposure to adverse conditions.
                            _________________________________________________
                            D      In default.
          _________________________________________________________________
     Fitch Investors        AAA    Highest quality; obligor has
     Service, Inc.                 exceptionally strong ability to pay
                                   interest and repay principal, which is
                                   unlikely to be affected by reasonably
                                   foreseeable events.
                            _________________________________________________
                            AA     Very high quality; obligor's ability to
                                   pay interest and repay principal is very
                                   strong.  Because bonds rated in the AAA
                                   and AA categories are not significantly
                                   vulnerable to foreseeable future
                                   developments, short-term debt of these
                                   issuers is generally rated F-1+.
                            _________________________________________________
                            A      High quality; obligor's ability to pay
                                   interest and repay principal is
                                   considered to be strong, but may be more
                                   vulnerable to adverse changes in economic
                                   conditions and circumstances than higher-
                                   rated bonds.
                            _________________________________________________
                            BBB    Satisfactory credit quality; obligor's
                                   ability to pay interest and repay
                                   principal is considered adequate.
                                   Unfavorable changes in economic
                                   conditions and circumstances are more
                                   likely to adversely affect these bonds
                                   and impair timely payment.  The
                                   likelihood that the ratings of these
                                   bonds will fall below investment grade is
                                   higher than for higher-rated bonds.
                            _________________________________________________


















                            PAGE 43
                            BB,    Not investment-grade; predominantly
                            CCC,   speculative with respect to the issuer's
                            CC, C  capacity to repay interest and repay
                                   principal in accordance with the terms of
                                   the obligation for bond issues not in
                                   default.  BB is least speculative.  C is
                                   the most speculative.
                            ___________________________________________
                            Table 7


          4 Investing with T. Rowe Price

          Account Requirements and Transaction Information

          Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services.

          Tax Identification Number
          We must have your correct social security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

          Unless you request otherwise, one shareholder report will be mailed to multiple account owners with the same tax identification number and same zip code and to shareholders who have requested that their account be combined with someone else's for financial reporting.

             Institutional Accounts
             Transaction procedures in the following sections may not apply to institutional accounts. For procedures regarding institutional account procedures, please call your designated account manager or service representative.

             Opening a New Account:  $25,000 minimum initial investment

          Account Registration
          If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange


















          PAGE 44
          among them easily. (The name and account type would have to be identical.)

          Regular Mail
          T. Rowe Price
          Account Services
          P.O. Box 17300
          Baltimore, MD
          21298-9353

          Mailgram, Express,
          Registered, or Certified
          Mail
          T. Rowe Price
          Account Services
          10090 Red Run Blvd.
          Owings Mills, MD 21117

          By Mail
             Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address at left. We do not accept third party checks to open new accounts.

          By Wire
          o    Call Investor Services for an account
               number and give the following wire address to your bank:

               Morgan Guaranty Trust Co. of New York
               ABA# 021000238
               T. Rowe Price [fund name]
               AC-00153938
               account name(s), and account number

          o    Complete a New Account Form and mail it   to one of the
               appropriate addresses  listed on the previous page.

                  Note: No services will be established and IRS penalty
               withholding may occur until a signed New Account Form is received.

          By Exchange

          Call Shareholder Services or use Tele*Access or PC*Access (see "Automated Services" under "Shareholder Services"). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried


















          PAGE 45
          over by telephone request if preauthorized on the existing account. (See explanation of "Excessive Trading" under "Transaction Procedures.")

          In Person
          Drop off your New Account Form at any of the locations listed on the cover and obtain a receipt.

             Purchasing Additional Shares: $1,000 minimum purchase; $100 minimum for Automatic Asset Builder

          By ACH Transfer
          Use Tele*Access, PC*Access, or call Investor Services if you have established electronic transfers using the ACH network.

          By Wire
          Call Shareholder Services or use the wire address in "Opening a New Account."

          Regular Mail
          T. Rowe Price Funds
          Account Services
          P.O. Box 89000
          Baltimore, MD
          21289-1500
          (For Mailgrams,
          Express, Registered,
          or Certified Mail,
          see previous section.)

          By Mail

          o Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

          o Mail the check to us at the address shown at left with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

          o Remember to provide your account number and the fund name on your check.

          By Automatic Asset Builder
          Fill out the Automatic Asset Builder
          section on the New Account or Shareholder Services Form.




















          PAGE 46
          Exchanging and Redeeming Shares

          By Phone
          Call Shareholder Services. If you find our phones busy during unusually volatile markets, please consider placing your order by Tele*Access, PC*Access (if you have previously authorized telephone services), mailgram or by express mail. For exchange policies, please see "Transaction Procedures and Special Requirements--Excessive Trading."

          Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see "Electronic Transfers--By Wire" under "Shareholder Services".

          By Mail
          For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below or as indicated at left. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see "Transaction Procedures and Special Requirements--Signature Guarantees").

             Mailgram,
          Express, Registered,
          or Certified mail:                 Regular Mail:

          T. Rowe Price                      T. Rowe Price
          Account Services                   Account Services
          10090 Red Run Boulevard            P.O. Box 89000
          Owings Mills, MD                   Baltimore, MD
          21117                              21289-0220



             Rights Reserved By the Fund
          The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial


















          PAGE 47
          account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

          Shareholder Services
          1-800-225-5132
          1-410-625-6500

          Shareholder Services

          Many services are available to you as a T. Rowe Price shareholder; some you receive automatically and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

          If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

          Investor Services
          1-800-638-5660
          1-410-547-2308

          Note: Corporate and other entity accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

          Retirement Plans
          We offer a wide range of plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

          Exchange Service

          You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of .50% to 2%,


















          PAGE 48
          payable to such funds, on shares held for less than one year, or in some funds, six months.

          Automated Services

          Tele*Access
          1-800-638-2587
          1-410-625-7676

          Tele*Access. 24-hour service via toll-free number provides information on fund yields and prices, dividends, account balances, and your latest transaction as well as the ability to request prospectuses, account and tax forms, duplicate statements, checks, and to initiate purchase, redemption and exchange orders in your accounts (see "Electronic Transfers" below).

          PC*Access. 24-hour service via dial-up modem provides the same information as Tele*Access, but on a personal computer.
          Please call Investor Services for an information guide.

             Telephone and Walk-In Services
          Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

          Electronic Transfers
          By ACH. With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access, PC*Access or call Shareholder Services.

          By Wire. Electronic transfers can also be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

          Checkwriting (Not available for equity funds, or the High Yield Fund or Emerging Markets Bond Fund)
          You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

          Automatic Investing ($50 minimum)


















          PAGE 49
          You can invest automatically in several different ways, including:

          o    Automatic Asset Builder. You instruct us   to move $50 or
               more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

                  Note: If you are moving money from your bank account, and
               if the date you select for your transactions falls on a Sunday or Monday holiday, your order will be priced on the second business day following this date.

          o Automatic Exchange. You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

          Discount Brokerage is a division of T. Rowe Price Investment Services, Inc.

          Discount Brokerage
          You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates. Call Investor Services for information.

          Note: If you buy or sell T. Rowe Price Funds through anyone other than T. Rowe Price, such as broker-dealers or banks, you may be charged transaction or service fees by those institutions. No such fees are charged by T. Rowe Price Investment Services or the fund for transactions conducted directly with the fund.

          Prospectus
          T. Rowe Price
          Summit Municipal Funds
          T. Rowe Price Summit Municipal Fund, Inc.
          March 1, 1996
          A choice of municipal bond and money market funds for investors seeking tax-exempt income.
          Invest With Confidence
          To Open an Account
          Investor Services
          1-800-638-5660
          1-410-547-2308
          For Existing Accounts
          Shareholder Services
          1-800-225-5132
          1-410-625-6500


















          PAGE 50
          For Yields and Prices
          Tele*AccessR
          1-800-638-2587
          1-410-625-7676
          24 hours, 7 days
          Investor Centers
          101 East Lombard St.
          Baltimore, MD 21202

          T. Rowe Price
          Financial Center
          10090 Red Run Blvd.
          Owings Mills, MD 21117

          Farragut Square
          900 17th Street, N.W.
          Washington, D.C. 20006

          ARCO Tower
          31st Floor
          515 South Flower St.
          Los Angeles, CA 90071
          To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
          Invest With Confidence







































          PAGE 51
                         STATEMENT OF ADDITIONAL INFORMATION

                      T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

                  T. Rowe Price Summit Municipal Money Market Fund

                T. Rowe Price Summit Municipal Intermediate-Term Fund

                      T. Rowe Price Summit Municipal Income Fund

                                    (the "Funds")

               This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' prospectus dated March 1, 1996, which may be obtained from
          T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

               If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully before you invest or send money.

               The date of this Statement of Additional Information is March 1, 1996.







































          PAGE 52
                                  TABLE OF CONTENTS

                                  Page                              Page

          Capital Stock . . . . . . . .    Options  . . . . . . . . .
          Code of Ethics  . . . . . . .    Participation Interests  .
          Custodian . . . . . . . . . .    Portfolio Management
          Determination of Maturity        Practices . . . . . . . .
           of Securities  . . . . . . .    Portfolio Transactions . .
          Distributor for Funds . . . .    Pricing of Securities  . .
          Dividends . . . . . . . . . .    Principal Holders of
          Federal and State                Securities  . . . . . . .
           Regulation of Shares . . . .    Ratings of Commercial
          Forwards  . . . . . . . . . .     Paper . . . . . . . . . .
          Futures Contracts . . . . . .    Ratings of Municipal Debt
          Independent Accountants . . .     Securities  . . . . . . .
          Investment Management            Ratings of Municipal Notes
           Services . . . . . . . . . .     and Variable Rate
          Investment in Taxable Money      Securities  . . . . . . .
           Market Securities  . . . . .    Residual Interest
          Investment Objectives and        Bonds . . . . . . . . . .
           Policies . . . . . . . . . .    Risk Factors . . . . . . .
          Investment Performance  . . .    Tax-Exempt vs. Taxable
          Investment Programs . . . . .     Yields  . . . . . . . . .
          Legal Counsel . . . . . . . .    Tax Status . . . . . . . .
          Management of Funds . . . . .    Variable and Floating
          Municipal Securities  . . . .     Rate Securities . . . . .
          Net Asset Value Per              When-Issued Securities . .
           Share  . . . . . . . . . . .    Yield Information  . . . .


                          INVESTMENT OBJECTIVES AND POLICIES

               The following information supplements the discussion of the Fund's investment objectives and policies discussed in the prospectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by its Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.


















          PAGE 53



                  Throughout this Statement of Additional Information, the "Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.

                                     RISK FACTORS

          All Funds

                  Municipal Securities

               The Funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The Funds are not appropriate for qualified retirement plans where income is already tax deferred.

               There can be no assurance that the Funds will achieve their investment objectives. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the Funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the Funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or



















          PAGE 54
          registration with, the SEC, although there have been proposals which would provide for regulation in the future.

               The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

               Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of a Fund's portfolio would be affected and, in such an event, a Fund would reevaluate its investment objectives and policies.

               Although the banks and securities dealers with which the Fund will transact business will be banks and securities dealers that T. Rowe Price Associates, Inc. ("T. Rowe Price") believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund with respect to such securities.

               Municipal Bond Insurance. All of the Funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

               There are two types of insured securities that may be purchased by the Funds, bonds carrying either (1) new issue insurance or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be cancelled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.


















          PAGE 55
               The Funds may also purchase bonds which carry secondary insurance purchased by an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the Funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the Funds may, on occasion, purchase secondary insurance on their own behalf.

               Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the Fund.

               Reference is also made to the sections entitled "Types of Securities," and "Portfolio Management Practices," for discussions of the risks associated with the investments and practices described therein as they apply to each Fund.

          Money Fund

               The Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the Fund's Board of Directors determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the Investment Company Act of 1940 under the supervision of the Fund's Board of Directors. In addition, the Funds may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.




















          PAGE 56
               There can be no assurance that the Money Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price stability and liquidity of the Money Fund may not be equal to that of a taxable money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term municipal securities market. The weighted average maturity of the Fund varies: the shorter the average maturity of a portfolio, the less its price will be impacted by interest rate fluctuations.

          Intermediate and Income Funds

               Because of their investment policies, the Intermediate and
          Income Funds   may not be suitable or appropriate for all
          investors. The Funds are designed for investors who wish to invest long-term funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Intermediate and Income Funds' investment programs permit the purchase of investment grade securities that do not meet the high quality standards of the Money Fund. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. In addition, the principal value of long term lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher quality investments. The value of the portfolio securities of the Intermediate and Income Funds will fluctuate based upon market conditions. Although these Funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These Funds are also not intended to provide a vehicle for short-term trading purposes.

               Special Risks of High Yield Investing (Intermediate and Income Funds). The Intermediate and Income Funds may invest up to 10% and 20%, respectively of their total assets in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Funds invest in such bonds, achievement of their investment objectives


















          PAGE 57
          will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leverage issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

                  Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein.


                                 INVESTMENT PROGRAMS

          (Throughout the discussion on Investments, the term "the Fund" is intended to refer to each of the Funds eligible to invest in the security or engage in the practice being described)

                                  Type of Securities

          Municipal Securities

               Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each Fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each Fund's assets invested in any particular type of municipal security can be expected to vary.

               The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt



















          PAGE 58
          from federal income tax. In determining the tax-exempt status of a municipal security, the Fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the Fund from such a security might not be exempt from federal income tax.

               Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.

          Municipal Notes. Municipal notes generally are used to provide for short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

               Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

               Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal or state revenues available under the revenue sharing or grant programs.

               Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

               Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.




















          PAGE 59
               General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

               Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

                    Although the principal security behind these bonds may
               vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

               Lease Revenue Bonds. Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the Fund's Board determines such securities are illiquid, they will be subject to the Fund's limit on illiquid securities. There have also been certain legal


















          PAGE 60
               challenges to the use of lease revenue bonds in various states.

               The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

               Each Fund does not expect to invest more than 20% of its total assets in these securities.

               Pre-refunded/Escrowed to Maturity Bonds. Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, a Fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the Fund, be considered as an investment in the U.S. Treasury securities.

               Private Activity Bonds. Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads.
               Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.



















          PAGE 61
                    The tax code currently provides exemptions for certain
               private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

               Industrial Development Bonds. Industrial development bonds are considered Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

               Adjustable Rate Securities. Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

                    Variable Rate Securities. Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii), at specified


















          PAGE 62
                    intervals not exceeding 397 days and upon no more than 30 days notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the Funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

                    Floating Rate Securities. Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the Funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

                    Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

                          Residual Interest Bonds (These are a type of
                       potentially high-risk derivative.)(Intermediate and Income Funds). The Funds may purchase municipal


















          PAGE 63
                       bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every 7 to 35 days while the bond holders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7 to 35 day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short term versus long term rates) and consequent income flows.

                         Unlike many adjustable rate securities, residual
                       interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

                         Each Fund will not invest more than 5% of its
                       total assets in these instruments.

                       Participation Interests. The Funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals.



















          PAGE 64
                       The seller may receive a fee from the Funds in connection with the arrangement.

                         In the case of longer term bonds, the
                       Intermediate and Income Funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

                         The Funds will not purchase participation
                       interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the Funds holds participation interests is exempt from federal income tax to the Funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

                         Each Fund will not invest more than 5% of its
                       total assets in these instruments.

                       Embedded Interest Rate Swaps and Caps (Intermediate and Income Funds). In a fixed-rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed-coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed-coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

                         An embedded interest rate cap allows the
                       bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.


          PAGE 65


















                         Both instruments may be volatile and of limited
                       liquidity and their use may adversely affect a fund's total return.

                         Each Fund will not invest more than 5% of its
                       total assets in these instruments.

                         The Funds may invest in other types of derivative
                       instruments as they become available.

                    There are, of course, other types of municipal securities that are, or may become, available, and the Funds reserve the right to invest in them.

                    For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

                                When-Issued Securities

                    New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each Fund will maintain cash and/or high-grade marketable debt securities with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued



















          PAGE 66
          basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the Money Fund, this could increase the possibility that the market value of the Fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a Fund upon notice to its shareholders.

                                       Forwards

          (Intermediate and Income Funds)

                    The Funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the Funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

                    Investment in Taxable Money Market Securities

                    Although the Funds expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed below (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.




















          PAGE 67
                       U.S. Government Obligations - direct obligations of the government and its agencies and instrumentalities;

                       U.S. Government Agency Securities - obligations issued or guaranteed by U.S. government sponsored enterprises, federal agencies, and international institutions. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer; and the remainder are supported only by the credit of the instrumentality;

                       Bank Obligations - certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. and Canadian banks and their foreign branches;

                       Commercial Paper - paper rated A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Fund, is of equivalent investment quality as determined by the Board of Directors; and

                       Short-Term Corporate Debt Securities - short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

                 Determination of Maturity of Money Market Securities

                       The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other Funds may also purchase money-market securities. In determining the maturity of money market securities, Funds will follow the provisions of Rule 2a-7 under the Investment Company Act of 1940.

                                  Futures Contracts

                       Futures contracts are a type of potentially high-risk derivative.

          Intermediate and Income Funds

          Transactions in Futures

                    The Fund may enter into interest rate futures contracts ("futures" or "futures contracts"). Interest rate futures contracts may be used as a hedge against changes in prevailing


















          PAGE 68
          levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. Futures can also be used as an efficient means of regulating a Fund's exposure to the market.

                    The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

          Regulatory Limitations

                    The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

                    The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not quality as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

                    In accordance with the rules of the State of California, the Fund will apply the above 5% test without



















          PAGE 69
          excluding the value of initial margin and premiums paid for bona fide hedging purposes.

                    The Fund's use of futures will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of calls or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                    If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

          Trading in Futures Contracts

                    A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

                    It is possible that the Fund's hedging activities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the Fund's portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of Treasury bond futures, and the Fund reserves to right to use Treasury bond futures at any time. Use of these futures could occur, as an example, when both the Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond


















          PAGE 70
          prices, but the Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the Treasury bond contract than would be obtained with the municipal bond index futures contract. The Fund's activity in futures contracts generally will be limited to municipal bond index futures contracts and Treasury bond and note contracts.

                    Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

                    If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

                    These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

                    Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the


















          PAGE 71
          same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

                    As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September municipal bond index futures on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September municipal bond index futures on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

          Special Risks of Transactions in Futures Contracts

                    Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

                    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby



















          PAGE 72
          preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                    Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                    Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

                    Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge


















          PAGE 73
          the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                    Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

                    Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolios. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased


















          PAGE 74
          prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

                    In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

          Options on Futures Contracts

                    The Fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the Fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

                    The Fund will purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The Funds will also write call options on futures contracts as a hedge against a


















          PAGE 75
          modest decline in prices of the municipal securities held in the Fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

                    Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

                    Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

                    From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Fund and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

          Special Risks of Transactions in Options on Futures Contracts


















          PAGE 76
                    The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event no such market exists for a particular contract in which the Fund maintains a position, in the case of a written option, the Fund would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The Fund would be required to maintain margin deposits on payments until the contract is closed.
          Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

                    In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on a municipal securities index



















          PAGE 77
          future is used to hedge a municipal bond portfolio. Another risk is that the movements in the price of options on futures contracts may not move inversely with changes in interest rates. If the Fund has written a call option on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

                    The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the Fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

          General Considerations

                    Transactions by the Fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the Fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

          Additional Futures and Options Contracts

                    Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

          Federal Tax Treatment of Futures Contracts



















          PAGE 78
                    Although the Fund invests almost exclusively in securities which generate income which is exempt from federal income taxes, the instruments described above are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the Fund.

                    Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year.
          Gain or loss recognized with respect to a futures contract will generally be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract.

                    Futures contracts which are intended to hedge against a change in the value of securities may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition.

                    In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Gains realized on the sale or other disposition of securities, including futures contracts on securities held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.

                    The Fund will distribute to shareholders annually any net gains which have been recognized for federal income tax purposes from futures transactions (including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains


















          PAGE 79
          realized on the Fund's other investments. Shareholders will be advised of the nature of the payments. The Fund's ability to enter into transactions in options on futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

                                Options on Securities

                       Options are type of potentially high-risk derivative.

          Intermediate and Income Funds

                    The Funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the Funds' prospectus and Statement of Additional Information when and if the Funds decide to invest in options.

                               INVESTMENT RESTRICTIONS

          All Funds

                    Fundamental policies may not be changed without the approval of the lesser of (1) 67% of a Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

                                 Fundamental Policies

                   As a matter of fundamental policy, the Funds may not:

                   (1)   Borrowing. Borrow money except that the Fund may
                         (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided


















          PAGE 80
                         that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;

                   (2)   Commodities.  Purchase or sell physical
                         commodities; except that the Funds (other than the Money Fund) may enter into futures contracts and options thereon;

                   (3) Equity Securities. Purchase equity securities, or securities convertible into equity securities;

                   (4) Industry Concentration. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

                   (5) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
                         (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

                   (6) Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

                   PAGE 81



















                   (7) Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

                   (8) Real Estate. Purchase or sell real estate, including limited partnership interest therein, unless acquired as a result, of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

                   (9) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940;

                   (10) Taxable Securities. During periods of normal market conditions, purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal income tax. The income included under the 80% test doesn't include income from securities subject to the alternative minimum tax (AMT); or

                   (11) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                         NOTES

                            The following Notes should be read in
                         connection with the above-described fundamental policies. The Notes are not fundamental policies.
                         With respect to investment restrictions (1) and
                         (5), the Funds will not borrow from or lend to any other T. Rowe Price Fund unless they apply for and



















          PAGE 82
                         receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Funds have no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Funds or promulgate any rules allowing the transactions.

                         With respect to investment restriction (1), the Money Fund has no current intention of engaging in any borrowing transactions.

                         With respect to investment restriction (2), the Funds do not consider hybrid instruments as commodities.

                         With respect to investment restriction (4), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industrial development bonds issued by nongovernmental users are not considered municipal securities for purposes of this exception.

                   For purposes of investment restriction (6), the Fund will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

                                  Operating Policies

                   As a matter of operating policy, the Funds may not:

                   (1) Borrowing. The Funds will not purchase additional securities when money borrowed exceeds 5% of its total assets.

                   (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

                   (3) Equity Securities. Purchase any equity security or security convertible into an equity security provided that the Fund (other than the Money Fund) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the Fund's investment objective and, further provided, that the Money Fund may invest up to 10% of its total



















                         PAGE 83
                         assets in equity securities of other tax-free open-end money market funds;

                   (4) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value;

                   (5) Illiquid Securities. Purchase illiquid securities if as a result, more than 15% (10% for the Money
                         Fund) of its net assets would be invested in such securities, provided that the Fund will not invest more than 10% of its total assets in restricted securities;

                   (6) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law provided that, the Money Fund may only purchase the securities of other tax-free open-end money market investment companies;

                   (7) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
                         (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

                   (8) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

                   (9) Oil and Gas Programs. Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;




















          PAGE 84
                   (10) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

                   (11) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, those officers and directors of the Fund, and of its investment manager, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

                   (12)  Short Sales.  Effect short sales of securities;

                   (13) Unseasoned Issuers. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities; or

                   (14) Warrants. Invest in warrants, if, as a result thereof, more than 2% of the value of the net assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net assets of the Fund would be invested in warrants whether or not so listed.
                         For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

                   With respect to investment restriction (6), the Funds have no current intention of purchasing the securities



















          PAGE 85
                   of other investment companies. Duplicate fees could result from any such purchases.

                   For purposes of investment restriction (13), the Funds will not consider industrial development bonds issued by nongovernmental users as municipal securities.

                   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, each Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.


                         RATINGS OF MUNICIPAL DEBT SECURITIES

          Moody's Investors Service, Inc.

          Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk.
          Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
          A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
          Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
          Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
          Ba - Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.


















          PAGE 86
          B - Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
          Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
          Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
          C - Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Standard & Poor's Corporation

          AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
          AA - Debt rated AA has a very strong capacity to pay principal and interest and differs from highest rated issues only in a small degree.
          A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
          BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
          BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
          D - In default.

          Fitch Investors Service, Inc.

          AAA - Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


















          PAGE 87
          AA - Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rate F-1+.
          A - Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
          BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
          BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.


               RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

               MOODY'S INVESTORS SERVICE, INC. VMIG1/MIG-1: the best quality. VMIG2/MIG-2: high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG4: adequate quality but there is specific risk.

               STANDARD & POOR'S CORPORATION. SP-1: very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2: satisfactory capacity to pay



















          PAGE 88
          interest and principal. SP-3: speculative capacity to pay principal and interest.

               FITCH INVESTORS SERVICE. F-1+: exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1:
          Very strong credit quality. F-2: Good credit quality, having a satisfactory degree of assurance for timely payment. F-3: Fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5: Weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.


                             RATINGS OF COMMERCIAL PAPER

               MOODY'S INVESTORS SERVICES, INC. P-1: superior capacity for repayment. P-2: strong capacity for repayment. P-3: acceptable capacity for repayment of short-term promissory obligations.

               STANDARD & POOR'S CORPORATION. A-1: highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2: satisfactory capacity to pay principal and interest. A-3: adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher rated issues. B and C: speculative capacity to pay principal and interest.

               FITCH INVESTORS SERVICE. F-1+: exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1:
          Very strong credit quality. F-2: Good credit quality, having a satisfactory degree of assurance for timely payment. F-3: Fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5: Weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.


                                 MANAGEMENT OF FUNDS

               The officers and directors of each of the Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated,


















          PAGE 89
          each has been an employee of T. Rowe Price for more than five years. In the list below, the Funds' directors who are considered "interested persons" of T. Rowe Price as defined under
          Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

          ROBERT P. BLACK, Director--Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233
          CALVIN W. BURNETT, PH.D., Director--President, Coppin State College; Board of Directors, McDonogh School, Inc. and Provident Bank of Maryland; Past President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2000 North Warwick Avenue, Baltimore, Maryland 21216
          *GEORGE J. COLLINS, Chairman of the Board--President, Chief Executive Officer and Managing Director, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Retirement Plan Services, Inc. and
          T. Rowe Price Trust Company; Chartered Investment Counselor ANTHONY W. DEERING, Director--Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
          F. PIERCE LINAWEAVER, Director--President, F. Pierce Linaweaver & Associates, Inc., Consulting Environmental & Civil Engineer(s); formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and (1987-1990) President, EA Engineering, Inc., Baltimore, Maryland; Address: The Legg Mason Tower, 111 South Calvert Street, Suite 2700, Baltimore, Maryland 21202
          *WILLIAM T. REYNOLDS, President and Director--Managing Director,
          T. Rowe Price
          *JAMES S. RIEPE, Vice President and Director--Managing Director and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc. and T. Rowe Price Retirement Plan Services, Inc.; President and Director, T. Rowe Price Investment Services, Inc.; President and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and Rhone-Poulenc Rorer, Inc.
          JOHN G. SCHREIBER, Director--President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly (12/70-12/90) Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Director, Urban Shopping


















          PAGE 90
          Centers, Inc.; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045
          PATRICE L. BERCHTENBREITER, Executive Vice President--Vice President, T. Rowe Price
          MICHAEL P. BUCKLEY, Vice President--Vice President, T. Rowe Price MARY J. MILLER, Executive Vice President--Managing Director, T. Rowe Price
          PATRICIA S. DEFORD, Vice President--Vice President, T. Rowe Price CHARLES B. HILL, Vice President--Assistant Vice President, T. Rowe Price; formerly (9/86-11/91) managed municipal bonds at Riggs National Bank, Washington, D.C.
          CHARLES O. HOLLAND, Vice President--Vice President, T. Rowe Price HENRY H. HOPKINS, Vice President--Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and
          T. Rowe Price Trust Company
          KONSTANTINE B. MALLAS, Vice President--Assistant Vice President,
          T. Rowe Price
          LAURA L. McAREE, Vice President--Assistant Vice President, T. Rowe Price; formerly (4/90-11/90) trader, Boeing Company, Seattle, Washington and (8/87-3/90) financial analyst, Harvard Management Company, Boston, Massachusetts


   THEORDORE E. ROBSON, Vice President--Assistant Vice President,
          T. Rowe Price
          WILLIAM F. SNIDER, JR., Assistant Vice President--Employee, T. Rowe Price
          C. STEPHEN WOLFE, II, Vice President--Vice President, T. Rowe
          Price
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price and
          T. Rowe Price Trust Company
          ROGER L. FIERY, III, Assistant Vice President--Vice President, T. Rowe Price and Price-Fleming
          JOSEPH K. LYNAGH, Assistant Vice President--Employee, T. Rowe
          Price
          HUGH D. McGUIRK, Assistant Vice President--Assistant Vice President, T. Rowe Price
          EDWARD T. SCHNEIDER, Assistant Vice President--Vice President, T. Rowe Price
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price
          PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.


















          PAGE 91
                                  COMPENSATION TABLE

          _________________________________________________________________
                                           Pension or   Total Compensation
                               Aggregate   Retirement      from Fund and
           Name of           Compensation   Benefits       Fund Complex
           Person,             from Fund   Accrued as         Paid to
          Position            Expenses(a)Part of Fund(b)   Directors(c)
          _________________________________________________________________
          Summit Municipal Money Market

          Robert P. Black,         $883        N/A            $56,000
          Director

          Calvin W. Burnett,        883        N/A             56,000
          PH.D, Director

          Anthony W. Deering,       883        N/A             68,250
          Director

          F. Pierce Linaweaver,     883        N/A             56,000
          Director

          John G. Schreiber,        883        N/A             56,000
          Director

          George J. Collins,         --        N/A                 --
          Chairman of the Board(d)

          William T. Reynolds,       --        N/A                 --
          Director(d)

          James S. Riepe,            --        N/A                 --
          Director(d)

          Summit Municipal Intermediate

          Robert P. Black,         $805        N/A            $56,000
          Director

          Calvin W. Burnett,        805        N/A             56,000
          PH.D, Director

          Anthony W. Deering,       805        N/A             68,250
          Director

          F. Pierce Linaweaver,     805        N/A             56,000


















          PAGE 92
          Director

          John G. Schreiber,        805        N/A             56,000
          Director

          George J. Collins,         --        N/A                 --
          Chairman of the Board(d)

          William T. Reynolds,       --        N/A                 --
          Director(d)

          James S. Riepe,            --        N/A                 --
          Director(d)

          Summit Municipal Income

          Robert P. Black,         $791        N/A            $52,667
          Director

          Calvin W. Burnett,        791        N/A             55,583
          PH.D, Director

          Anthony W. Deering,       791        N/A             66,333
          Director

          F. Pierce Linaweaver,     791        N/A             55,583
          Director

          John G. Schreiber,        791        N/A             55,667
          Director


          George J. Collins,         --        N/A                 --
          Chairman of the Board(d)

          William T. Reynolds,       --        N/A                 --
          Director(d)

          James S. Riepe,            --        N/A                 --
          Director(d)

          (a) Amounts in this Column are for the period November 1, 1994 through October 31, 1995.
          (b) Not applicable. The Fund does not pay pension or retirement benefits to officers or directors/trustees of the Fund.

          PAGE 93


















          (c) Amounts in this column are for calendar year 1995. The T. Rowe Price complex was composed of 72 funds at December 31, 1995.
          (d) Any director/trustee of the Fund who is an officer or employee of T. Rowe Price receives no remuneration from the Fund.

               The Funds' Executive Committee, comprised of Messrs. Collins, Reynolds, and Riepe, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


                           PRINCIPAL HOLDERS OF SECURITIES

               As of the date of the prospectus, the officers and directors of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.

                  As of January 31, 1996, Robert M. Nicoud, 4009
          Greenbrier, Dallas, Texas 75225-5406, beneficially owned more than 5% of the outstanding shares of the Summit Municipal Income Fund.

                            INVESTMENT MANAGEMENT SERVICES

          Services Provided by T. Rowe Price

               Under the Management Agreement with the Corporation relating to each Fund, T. Rowe Price provides each Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with its investment objectives, programs, and restrictions as provided in the prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of each Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In addition to these services, T. Rowe Price provides each Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence, corporate records, and registering and qualifying the Fund's shares under federal and state laws; monitoring the financial, accounting, and administrative functions of each Fund; maintaining liaison with the agents employed by each Fund such as the Fund's custodian and transfer



















          PAGE 94
          agent; assisting each Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of each Fund without cost to the Fund.

               Each Fund's Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          Management Fee

               Each Fund pays T. Rowe Price an annual all-inclusive fee (the "Fee") of: 0.45% for the Money Fund; and 0.50% for both the Intermediate and the Income Funds. The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the daily fee accruals for each month. The daily fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

               The Management Agreement between each Fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of each Fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale or lending of the Fund's portfolio securities, directors' fees and expenses (including counsel fees and expenses) and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its obligation to provide indemnification to its officers, directors and agents. However, the Board of Directors for the Funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the Fund or paid to T. Rowe Price.


                                DISTRIBUTOR FOR FUNDS




















          PAGE 95
               T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as the distributor of the Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of each Fund's shares is continuous.

               Investment Services is located at the same address as the Funds and T. Rowe Price--100 East Pratt Street, Baltimore, Maryland 21202.

               Investment Services serves as distributor to the Funds pursuant to individual Underwriting Agreements ("Underwriting Agreements"), which provide that Investment Services will pay all fees and expenses in connection with: registering and qualifying the Fund's shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; issuing its shares, including expenses of confirming purchase orders; printing and distributing prospectuses and reports for use in offering and selling shares for each Fund; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each Fund.
          The Underwriting Agreements provide that the Fund is responsible for interest, taxes and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its obligation to provide indemnification to Investment Services. Investment Services' expenses are paid by T. Rowe Price.

               Investment Services acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are qualified and in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Funds.


                                      CUSTODIAN

               State Street Bank and Trust Company is the custodian for each Fund's securities and cash, but it does not participate in the Funds' investment decisions. The Funds have authorized State Street Bank to deposit certain portfolio securities in central


















          PAGE 96
          depository systems as allowed by federal law. In addition, the Funds are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank's main office is 225 Franklin Street, Boston, Massachusetts 02107.


                                    CODE OF ETHICS

               The Funds' investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in any personal securities transactions. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within five days; or the security is subject to internal trading restrictions. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.


                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion

               Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Funds. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Funds.



















          PAGE 97
          How Brokers and Dealers are Selected

               Fixed Income Securities

               Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

               T. Rowe Price may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. Each Fund may receive brokerage and research services in connection with such designations in fixed price underwritings.

          How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions Paid

               On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

          Description of Research Services Received from Brokers and
          Dealers

               T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law


















          PAGE 98
          interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

               Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

               T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
          Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
          T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

          Commissions to Brokers who Furnish Research Services

               Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying


















          PAGE 99
          the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
          Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

          Internal Allocation Procedures

               T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

               Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and



















          PAGE 100
          often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

          Miscellaneous

               T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers and dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

               From time to time, orders for clients may be placed through a computerized transaction network.

               The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

               Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding


















          PAGE 101
          common stock of such company would be held by its clients in the aggregate.

               To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
          T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

          Other


                  The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended October 31, 1995, and October 31, 1994:

                                         1995           1994
          Money Fund             $330,593,000   $193,850,000
          Intermediate Fund        87,334,000     85,115,000
          Income Fund              40,533,000     44,995,000

               The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended October 31, 1995, and October 31, 1994:

                                         1995           1994
          Money Fund                     ----           ----
          Intermediate Fund          $714,000     $3,270,000
          Income Fund               2,585,000      3,841,000

               The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended October 31, 1995, and October 31, 1994:

                                         1995           1994
          Money Fund                     ----           ----
          Intermediate Fund            $5,000        $17,000
          Income Fund                  19,000         27,000



















          PAGE 102
               Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to
          T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds.

               The portfolio turnover rates of the Intermediate and Income Funds for the fiscal years ended October 31, 1995, and October 31, 1994, were: 157.5% and 161.1%, respectively.

                                         1995           1994
          Intermediate Fund             86.1%         157.5%
          Income Fund                   73.7%         161.1%





                                PRICING OF SECURITIES

               Fixed income securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.



   Except with respect to certain securities held by the Money Fund, securities with remaining maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. Securities held by the Money Fund are valued at amortized cost.

               There are a number of pricing services available, and the Directors of the Funds, on the basis of ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

               Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund as authorized by the Board of Directors.

            Maintenance of Money Fund's Net Asset Value Per Share at $1.00



















          PAGE 103
               It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

                    (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the Fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

                    (b) The Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

                    (c) The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7 (eligible Securities are generally securities which have been rated or whose issuer has been rated or whose issuer has comparable securities rated in one of the two highest rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable quality as determined by procedures adopted by the Fund's Board of Directors); and

                    (d) The Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the market based net asset value per share.




















          PAGE 104
               Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


                              NET ASSET VALUE PER SHARE

               The purchase and redemption price of the Funds' shares is equal to the Funds' net asset value per share or share price. Each Fund determines its net asset value per share by subtracting the Funds' liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value of the Money Fund is also calculated as of 12:00 noon (Eastern time) every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

               Determination of net asset value (and the offering, sale redemption and repurchase of shares) for a Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or


















          PAGE 105
          (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.


                                      DIVIDENDS

               Unless you elect otherwise, the Fund's annual capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS

               Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

               Dividends and distributions paid by any of the Funds are not eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders, and 98% of capital gains (as of October 31) in order to avoid a federal excise tax and 100% of capital gains (as of its tax year-end) to avoid federal income tax.

                  At the time of your purchase, a Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, a Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On October 31, 1995, the books of each Fund indicated that the Fund's aggregate net assets included:

                           Realized Capital            Unrealized


















          PAGE 106
             Fund           Gains/(Losses)     Appreciation/(Depreciation)

          Money                $  (1,000)               $  12,000
          Intermediate          (329,000)                 826,000
          Income                (308,000)                 490,000

               If, in any taxable year, the Funds should not qualify as regulated investment companies under the Code: (i) each Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) each Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain or tax-exempt dividends).

               The Funds anticipate acquiring bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

               Each year, the Funds will mail you information on the tax status of dividends and distributions. The Funds anticipate that substantially all of the dividends to be paid by each Fund will be exempt from federal income taxes. If any portion of a Fund's dividends is not exempt from federal income taxes, you will receive a Form 1099 stating the taxable portion. The Funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their social security benefit.

               Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase Fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Fund. The income from such bonds may not be tax exempt for such substantial users.




















          PAGE 107
                                  YIELD INFORMATION

          Money Fund

               The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period then multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

          Intermediate and Income Funds

               From time to time, a Fund may advertise a yield figure calculated in the following manner:

               An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period net of expected reimbursements are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. A taxable equivalent yield is calculated by dividing this yield by one minus the effective federal income tax rate. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

                  The yield of each Fund calculated under the above-described method for the month ended October 31, 1995 was:

               Fund

          Money                             3.51%
          Intermediate                      4.48%
          Income                            5.63%




















          PAGE 108
               The tax equivalent yields for these funds for the same period were 5.09% (Money Fund), 6.49% (Intermediate Fund), and 8.16% (Income Fund). This assumes a federal tax bracket of 31.0%. Assuming a federal tax bracket of 28.0%, the tax-equivalent yields for the period would be 4.88% (Money Fund), 6.22% (Intermediate Fund), and 7.82% (Income Fund).


                            TAX-EXEMPT VS. TAXABLE YIELDS

               From time to time, a Fund may also illustrate the effect of tax equivalent yields using information such as that set forth on the next page:

          _________________________________________________________________
          Your Taxable Income (1995)++             A Tax-Exempt Yield Of:
                                                     3%  4%  5%  6%  7%
                                            Federal  is Equivalent to a
          Joint Return      Single Return  Tax Rates Taxable Yield of:
          _________________________________________________________________
          $39,000-$94,250   $23,350-$56,550   28.0  4.2  5.6 6.9 8.3  9.7
           94,250-143,600    56,550-117,950   31.0  4.3  5.8 7.2 8.7 10.1
          143,600-256,500   117,950-256,500   36.0  4.7  6.3 7.8 9.4 10.9
          256,500 and above 256,500 and above 39.6  5.0  6.6 8.3 9.9 11.6
          _________________________________________________________________
          Your Taxable Income (1995)++             A Tax-Exempt Yield Of:
                                                     8%   9%   10%  11%
                                            Federal  is Equivalent to a
          Joint Return      Single Return  Tax Rates Taxable Yield of:
          _________________________________________________________________
          $39,000-$94,250   $23,350-$56,550   28.0  11.1 12.5  13.9  15.3
           94,250-143,600    56,550-117,950   31.0  11.6 13.0  14.5  15.9
          143,600-256,500   117,950-256,500   36.0  12.5 14.1  15.6  17.2
          256,500 and above 256,500 and above 39.6  13.2 14.9  16.6  18.2
          _________________________________________________________________
          + Net amount subject to federal income tax after deductions and exemptions.
          ++ Federal rates may vary depending on family size and nature and amount of itemized deductions.


                                INVESTMENT PERFORMANCE

          Total Return Performance

               Each Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income


















          PAGE 109
          dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                       Cumulative Performance Percentage Change

                                                1 Yr.               Since
                                                Ended             Inception
                                              10/31/95            10/31/95

          Money Fund                            3.53%               5.97%

          Intermediate Fund                    11.39%              11.60%

          Income Fund                          14.68%               9.66%

                       Average Annual Compound Rates of Return

                                                1 Yr.               Since
                                                Ended             Inception
                                              10/31/95            10/31/95

          Money Fund                            3.53%               2.93%

          Intermediate Fund                    11.39%               5.62%

          Income Fund                          14.68%               4.71%

          All Funds

          Outside Sources of Information

               From time to time, in reports and promotional literature, the Funds' performance will be compared to (1) indices of broad groups of managed and unmanaged securities considered to be representative of or similar to Fund portfolio holdings (2) other mutual funds, or (3) other measures of performance set forth in publications such as:


















          PAGE 110
               Bond Buyer 20 - an estimation of the yield which would be offered on 20-year general obligation bonds with a composite rating of approximately "A." Published weekly by The Bond Buyer, a trade paper of the municipal securities industry;

               Shearson Lehman/American Express Municipal Bond Index - a composite measure of the total return performance of the municipal bond market. Based upon approximately 1500 bonds;

               Lipper General Purpose Municipal Bond Avg. - an average of municipal mutual funds which invest 60% or more of their assets in the top four tax-exempt credit ratings;

               Lipper Analytical Services, Inc. - a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets;

               Lipper Intermediate Municipal Avg. - an average of municipal mutual funds which restrict their holdings to bonds with maturities between 5 and 10 years;



               Lipper High-Yield Municipal Bond Avg. - an average of municipal mutual funds which may utilize lower rated bonds for 50% of their portfolio;



               Donoghue's Tax-Exempt Money Fund Avg. - an average of municipal money market funds as reported in Donoghue's Money Fund Report, which tracks the performance of all money market mutual funds;

               Prime General Obligations - bonds with maturities from 1-30 years which are secured by the full faith and credit of issuers with taxing power;

               MIG 1 - Moody's Investment Grade 1 - a short-term note with a top quality rating from Moody's Investors Service, Inc.; and

               Morningstar, Inc. - a widely used independent research firm which rates mutual funds by overall performance, investment objectives, and assets.




















          PAGE 111
               Indices prepared by the research departments of such financial organizations as Merrill Lynch, Pierce, Fenner & Smith, Inc., will be used, as well as information provided by the Federal Reserve Board.

               Information reported in the Bank Rate Monitor, an independent publication which tracks the performance of certain bank products, such as money market deposit accounts and certificates of deposit, will also be used. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured.

               Performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, etc. may also be used.

          Other Features and Benefits

               Each Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as saving for a down payment on a home or paying college costs. To explain how a Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by developing a diversified investment plan; and the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their children; Tax Considerations for Investors discusses the tax advantages of annuities and municipal bonds and how to assess whether they are suitable for your portfolio, reviews pros and cons of placing assets in a gift to minors account, and summarizes the benefits and types of tax-deferred retirement plans currently available; Personal Strategy Planner simplifies investment decision making by helping investors define personal financial goals, establish length of time the investor intends to invest, determine risk "comfort zone" and select a diversified investment mix; and the How to Choose a Bond Fund guide which discusses how to choose an appropriate bond fund for your portfolio. From time to time, other worksheets and guides may be made available as well. Of course, an investment in a Fund cannot guarantee that such goals will be met.


















          PAGE 112
                  To assist investors in understanding the different returns and risk characteristics of various investments, the aforementioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown on the next page.




























































          PAGE 113
                     Historical Returns for Different Investments

          Annualized returns for periods ended 12/31/95

                                    50 years  20 years  10 years   5 years

          Small-Company Stocks        13.79%    19.57%    11.90%    24.51%

          Large-Company Stocks        11.94     14.59     14.84     16.57

          Foreign Stocks               N/A      15.14     13.95      9.71

          Long-Term Corporate          5.75     10.54     11.25     12.07
           Bonds

          Intermediate-Term            5.87      9.69      9.08      8.81
           U.S. Gov't. Bonds

          Treasury Bills               4.80      7.28      5.55      4.29

          U.S. Inflation               4.36      5.23      3.48      2.83

          Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return of, any T. Rowe Price Fund. Past performance does not guarantee future results.

               Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown below.

                              Performance of Portfolios*

                      Asset Mix      Average Annualized         Value
                                      Returns 20 Years            of
                                       Ended 12/31/95          $10,000
                                                              Investment
                                                             After Period
                   ________________  __________________      ____________

                                         Nominal  Real   Best Worst
          Portfolio Growth Income Safety Return Return** Year Year


















          PAGE 114
          I.   Low
               Risk   40%   40%    20%   11.8%   6.5%   24.9%  0.1%$ 92,675

          II.  Moderate
               Risk   60%   30%    10%   13.1%   7.9%   29.1% -1.8%$116,826

          III. High
               Risk   80%   20%     0%   14.3%   9.1%   33.4% -5.2%$145,611

          Source: T. Rowe Price Associates; data supplied by Lehman Brothers, Wilshire Associates, and Ibbotson Associates.

          * Based on actual performance for the 20 years ended 1995 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-95) and 30-day Treasury bills from January 1976 through December 1995. Past performance does not guarantee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.
          ** Based on inflation rate of 5.2% for the 20-year period ended 12/31/95.

          Insights

             From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding international markets, investing in high-yield "junk" bonds, growth stock investing, conservative stock investing, value investing, investing in small companies, tax-free investing, fixed income investing, investing in mortgage-backed securities, as well as other topics and strategies.

          Other Publications

             From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., reference may be made to economic, financial and political developments in the U.S. and abroad and their effect on securities prices. Such discussions may take the form of commentary on these developments by T. Rowe Price mutual fund portfolio managers and their views


















          PAGE 115
          and analysis on how such developments could affect investments in mutual funds.

          Redemptions in Kind

             In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Funds, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

          Issuance of Fund Shares for Securities

             Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.


                                    CAPITAL STOCK

             The Charter of the T. Rowe Price Summit Municipal Funds, Inc. (the "Corporation") authorizes its Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Corporation's Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Funds have authorized to issue without shareholder approval.




















          PAGE 116
             Except to the extent that the Corporation's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

             Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast at least 10% of all the votes of the Corporation entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the Investment Company Act of 1940.




















          PAGE 117
                       FEDERAL AND STATE REGISTRATION OF SHARES

             Each Fund's shares are registered for sale under the Securities Act of 1933, and the Fund or its shares are registered under the laws of all states which require registration, as well as the District of Columbia and Puerto Rico.


                                    LEGAL COUNSEL

             Shereff, Friedman, Hoffman, & Goodman LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.


                               INDEPENDENT ACCOUNTANTS

              Coopers & Lybrand L.L.P., 217 East Redwood Street,
          Baltimore, Maryland 21202, are independent accountants to the Funds. The financial statements of the Funds for the fiscal year ended October 31, 1995, and the report of independent accountants are included in the Fund's Annual Report on page __. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended October 31, 1995, are incorporated into this Statement of Additional Information by reference:

                                         MONEY
                                         MARKET  INTERMEDIATE    INCOME
                                          FUND       FUND         FUND
                                        ________  ___________  ___________

          Report of Independent
           Accountants                     23         23           23
          Statement of Net Assets,
           October 31, 1995               7-10       11-14        15-18

          Statement of Operations,
           October 31, 1995                18         18           18
          Statement of Changes in Net
           Assets, year ended
           October 31, 1995, and
           October 29, 1993
           (Commencement of Operations)
           to October 31, 1994             19         19           19
          Notes to Financial Statements,


















          PAGE 118
           October 31, 1995              20-21       20-21        20-21
          Financial Highlights             22         22         22































































          PAGE 119
                                        PART C
                                  OTHER INFORMATION

          Item 24.  Financial Statements and Exhibits

          (a) Condensed Financial Information (Financial Highlights) is included in Part A of the Registration Statement.

               Portfolio of Investments, Statement of Assets and
               Liabilities, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

          (b)  Exhibits

               (1)(a) Articles of Incorporation of Registrant, dated September 14, 1993 (electronically filed with initial Registration Statement dated September 17,
                       1993)

               (1)(b) Articles of Amendment, dated October 21, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

               (2) By-Laws of Registrant (electronically filed with initial Registration Statement dated September 17,
                       1993)

               (3)     Inapplicable

               (4) See Article SIXTH, Capital Stock, Paragraphs (b)-(g) of the Articles of Incorporation, Article II, Shareholders, Sections 2.01-2.11 and Article VIII, Capital Stock, Sections 8.01-8.07 of the Bylaws filed as Exhibits to this Registration Statement.

               (5)(a) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit Municipal Money Market Fund, and T. Rowe Price Associates, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

               (5)(b) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit Municipal Intermediate Fund, and T. Rowe Price Associates,


















          PAGE 120
                       Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

               (5)(c) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit Municipal Income Fund, and T. Rowe Price Associates, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

               (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

               (7)     Inapplicable

               (8) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated September 28, 1987, as amended to June 24, 1988, October 19, 1988, February 22, 1989, July 19, 1989, September 15, 1989, December 15, 1989, December 20, 1989,
                       January 25, 1990, February 21, 1990, June 12, 1990,
                       July 18, 1990, October 15, 1990, February 13, 1991,
                       March 6, 1991, September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992, January 28, 1993, April 22, 1993, and September 16, 1993,
                       November 3, 1993, March 1, 1994, April 21, 1994,
                       July 27, 1994, September 21, 1994, November 1, 1994,
                       November 2, 1994, January 25, 1995, September 20, 1995, October 11, 1995, November 1, 1995, and
                       December 11, 1995.

               (9)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds dated January 1, 1996

               (9)(b)  Agreement between T. Rowe Price Associates, Inc. and
                       T. Rowe Price Funds for Fund Accounting Services dated January 1, 1996

               (10)    Opinion of Counsel, dated February 6, 1996

               (11)    Consent of Independent Accountants

               (12)    Inapplicable



















          PAGE 121
               (13)    Inapplicable

               (14)    Inapplicable

               (15)    Inapplicable

               (16)    Inapplicable

               (17) Financial Data Schedules for T. Rowe Price Summit Municipal Money Market Fund, T. Rowe Price Summit Municipal Intermediate Fund, and T. Rowe Price Summit Municipal Income Fund as of October 31, 1995.

          Item 25.  Persons Controlled by or Under Common Control With
                    Registrant.

                    None.

          Item 26.  Number of Holders of Securities

               As of January 31, 1996, there were 754 shareholders in the
          T. Rowe Price Summit Municipal Money Market Fund.

               As of January 31, 1996, there were 320 shareholders in the
          T. Rowe Price Summit Municipal Intermediate Fund.

               As of January 31, 1996, there were 191 shareholders in the
          T. Rowe Price Summit Municipal Income Fund.

          Item 27.  Indemnification

             The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group and ICI Mutual.
          These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund and forty-one other investment companies, namely, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc.,
          T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe


















          PAGE 122
          Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc.,
          T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price OTC Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., and T. Rowe Price Health Sciences Fund, Inc. The Registrant and the forty-one investment companies listed above, with the exception of Institutional International Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for the Price Funds, is the Manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a wholly-owned subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

                    General.  The Charter of the Corporation provides that
               to the fullest extent permitted by Maryland or federal law, no director of officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful


















          PAGE 123
               misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

               Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

                    Section 10.01 Indemnification and Payment of Expenses in Advance. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

                    Notwithstanding the foregoing, nothing herein shall
               protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

                    Anything in this Article X to the contrary
               notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:




















          PAGE 124
               (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

               (b)  in the absence of such a decision, there is a
                    reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

                    (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

                    (ii) an independent legal counsel in a written opinion.

                    Anything in this Article X to the contrary
               notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

                    (a) the Indemnitee provides a security for his undertaking; or

                    (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

                    (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

                          (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

                          (ii) an independent legal counsel in a written
                               opinion.


















          PAGE 125
                    Section 10.02 of the Registrant's By-Laws provides as
               follows:

                    Section 10.02 Insurance of Officers, Directors, Employees and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Item 28.  Business and Other Connections of Investment Manager.

          Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly-owned subsidiary of the Manager. Price-Fleming was organized in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private


















          PAGE 126
          counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

          T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of the Manager, is a Maryland corporation organized in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a discount brokerage service.

          TRP Distribution, Inc., a wholly-owned subsidiary of Investment Services, is a Maryland corporation organized in 1991. It was organized for and engages in the sale of certain investment related products prepared by Investment Services.

          T. Rowe Price Associates Foundation, Inc., was organized in 1981 for the purpose of making charitable contributions to religious, charitable, scientific, literary and educational organizations. The Foundation (which is not a subsidiary of the Manager) is funded solely by contributions from the Manager and income from investments.

          T. Rowe Price Services, Inc. ("Price Services"), a wholly-owned subsidiary of the Manager, is a Maryland corporation organized in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

          T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly-owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

             T. Rowe Price Trust Company ("Trust Company"), a wholly-owned subsidiary of the Manager, is a Maryland-chartered limited purpose trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee/custodian for employee benefit plans, individual


















          PAGE 127
          retirement accounts and common trust funds and as trustee/investment agent for two trusts.

          T. Rowe Price Threshold Fund Associates, Inc., a wholly-owned subsidiary of the Manager, is a Maryland corporation organized in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.

          T. Rowe Price Threshold Fund II, L.P., a Delaware limited partnership, was organized in 1986 by the Manager, and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

          T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership was organized in 1994 by the Manager, and invests in private financings of small companies with high growth potential;
          T. Rowe Price Threshold Fund Associates, Inc. is the General Partner of this partnership.

             RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

             T. Rowe Price Real Estate Group, Inc. ("Real Estate Group"), is a Maryland corporation and a wholly-owned subsidiary of the Manager established in 1986 to provide real estate services. Subsidiaries of Real Estate Group are: T. Rowe Price Realty Income Fund I Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership), T. Rowe Price Realty Income Fund II Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund II, America's Sales-Commission-Free Real Estate Limited Partnership), T. Rowe Price Realty Income Fund III Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund III, America's Sales-Commission-Free Real Estate Limited Partnership, and T. Rowe Price Realty Income Fund IV Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund IV, America's Sales-Commission-Free Real Estate Limited Partnership). Real Estate Group serves as investment manager to
          T. Rowe Price Renaissance Fund, Ltd., A Sales-Commission-Free Real Estate Investment, established in 1989 as a Maryland corporation which qualifies as a REIT.


















          PAGE 128
          T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Management") is a Maryland corporation organized in 1988 as a wholly-owned subsidiary of the Manager. Stable Asset Management, which is registered as an investment adviser under the Investment Advisers Act of 1940, specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts, and short-term fixed-income securities.

          T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly-owned subsidiary of the Manager organized in 1988 for the purpose of serving as the General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

          T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corporation organized in 1988 as a wholly-owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940, and as a non-Canadian Adviser under the Securities Act (Ontario). TRP Canada provides certain services to the RPF International Bond Fund, a trust (whose shares are sold in Canada), and Price-Fleming serves as investment adviser to TRP Canada.

             T. Rowe Price Insurance Agency, Inc., is a wholly-owned subsidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.

             TRP Management, Inc., is a Maryland corporation wholly-owned by T. Rowe Price Associates, Inc. which was originally organized in 1990 as T. Rowe Price Industrial Advantage Fund I Management, Inc. In 1993, the name was changed to TRP Management, Inc. The subsidiary, in conjunction with CUNA Mutual Insurance Society and CUNA Service Group, Inc., established a Maryland limited liability company known as CMC--T. Rowe Price Management LLC. This company sponsored a family of no-load mutual funds available to members of credit unions in the United States ("CUNA Funds"). The CUNA Funds have filed an application with the SEC to withdraw registration under the Investment Company Act of 1940.

          Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.


















          PAGE 129
          Tower Venture, Inc., a wholly-owned subsidiary of the Manager, is a Maryland corporation organized in 1989 for the purpose of serving as a general partner of 100 East Pratt St., L.P., a Maryland limited partnership whose limited partners also include the Manager. The purpose of the partnership is to further develop and improve the property at 100 East Pratt Street, the site of the Manager's headquarters, through the construction of additional office, retail and parking space.

          TRP Suburban, Inc. is a Maryland corporation organized in 1990 as a wholly-owned subsidiary of the Manager. TRP Suburban has entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which houses the Manager's transfer agent, plan administrative services, retirement plan services and operations support functions.

             TRP Suburban Second, Inc., a wholly-owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

             TRP Finance, Inc., a wholly-owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

             T. Rowe Price Strategic Partners Fund, L.P. is a Delaware limited partnership organized in 1990 for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of the Fund is T. Rowe Price Strategic Partners, L.P., ("Strategic Partners"), a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly-owned subsidiary of the Manager. Strategic Partners also serves as the general partner of T. Rowe Price Strategic Partners Fund II, L.P., a Delaware limited partnership established in 1992.

          Listed below are the directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

          JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.



















          PAGE 130
             RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr.
          Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

             JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Tayloe Murphy Professor, The Darden Graduate School of Business Administration, University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products, Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Rosenblum's address is: P.O. Box 6550, Charlottesville, Virginia 22906.

          ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

             PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is: 200 East 66th Street, Apt. A-1005, New York, New York 10021.

             ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; and the James River Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

             With the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, Walsh, and Mrs. Whittemore, all of the directors of the Manager are employees of the Manager.

          George J. Collins, who is Chief Executive Officer, President, and a Managing Director of the Manager, is a Director of Price-Fleming.

          George A. Roche, who is Chief Financial Officer and a Managing Director of the Manager, is a Vice President and a Director of Price-Fleming.

             Carter O. Hoffman, who is a Managing Director of the Manager, is also a Director of TRP Finance, Inc.



















          PAGE 131
          M. David Testa, who is a Managing Director of the Manager, is Chairman of the Board of Price-Fleming.

          Henry H. Hopkins, Charles P. Smith, and Peter Van Dyke, who are Managing Directors of the Manager, are Vice Presidents of Price-Fleming.

             Robert P. Campbell, Roger L. Fiery, III, Robert C. Howe, Veena
          A. Kutler, Heather R. Landon, Nancy M. Morris, George A. Murnaghan, Robert W. Smith, William F. Wendler, II, and Edward A. Wiese, who are Vice Presidents of the Manager, are Vice
          Presidents of Price-Fleming.

          Michael J. Conelius, who is an Assistant Vice President of the Manager, is a Vice President of Price-Fleming.

             R. Aran Gordon, an employee of the Manager, is a Vice President of Price-Fleming.

          Kimberly A. Haker, an employee of the Manager, is Assistant Vice President and Controller of Price-Fleming.

             Todd J. Henry, an employee of the Manager, is an Assistant Vice President of Price-Fleming.

             Kathleen G. Polk, an employee of the Manager, is an Assistant Vice President of Price-Fleming.

          Alvin M. Younger, Jr., who is a Managing Director and the Secretary and Treasurer of the Manager, is Secretary and Treasurer of Price-Fleming.

          Nolan L. North, who is a Vice President and Assistant Treasurer of the Manager, is Assistant Treasurer of Price-Fleming.

          Leah P. Holmes, who is an Assistant Vice President of the Manager, is a Vice President of Price-Fleming.

          Barbara A. Van Horn, who is Assistant Secretary of the Manager, is Assistant Secretary of Price-Fleming.

          Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

          See also "Management of Fund," in Registrant's Statement of Additional Information.


















          PAGE 132
          Item 29.  Principal Underwriters.

               (a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the other sixty-nine Price Funds. Investment Services, a wholly-owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services was formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services does not receive any commission or other compensation for acting as principal underwriter.

               (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

                                    Positions and            Positions and
          Name and Principal        Offices With             Offices With
          Business Address          Underwriter              Registrant
          __________________        _____________________    _____________

          James S. Riepe            President and            Vice President
                                    Director                 and Director
          Henry H. Hopkins          Vice President and       Vice President
                                    Director
          Charles E. Vieth          Vice President and       None
                                    Director
          Mark E. Rayford           Director                 None
          Patricia M. Archer        Vice President           None
          Edward C. Bernard         Vice President           None
          Joseph C. Bonasorte       Vice President           None
          Meredith C. Callanan      Vice President           None
          Laura H. Chasney          Vice President           None
          Victoria C. Collins       Vice President           None
          Christopher W. Dyer       Vice President           None
          Forrest R. Foss           Vice President           None

          James W. Graves           Vice President           None
          Andrea G. Griffin         Vice President           None
          David J. Healy            Vice President           None
          Joseph P. Healy           Vice President           None
          Walter J. Helmlinger      Vice President           None
          Eric G. Knauss            Vice President           None
          Douglas G. Kremer         Vice President           None


















          PAGE 133
          Sharon Renae Krieger      Vice President           None
          Keith Wayne Lewis         Vice President           None
          David L. Lyons            Vice President           None
          Sarah McCafferty          Vice President           None
          Maurice Albert Minerbi    Vice President           None
          Nancy M. Morris           Vice President           None
          George A. Murnaghan       Vice President           None
          Steven Ellis Norwitz      Vice President           None
          Kathleen M. O'Brien       Vice President           None
          Pamela D. Preston         Vice President           None
          Lucy Beth Robins          Vice President           None
          John Richard Rockwell     Vice President           None
          Monica R. Tucker          Vice President           None
          William F. Wendler, II    Vice President           None
          Terri L. Westren          Vice President           None
          Jane F. White             Vice President           None
          Thomas R. Woolley         Vice President           None
          Alvin M. Younger, Jr.     Secretary and Treasurer  None
          Mark S. Finn              Controller               None
          Richard J. Barna          Assistant Vice President None
          Catherine L. Berkenkemper Assistant Vice President None
          Ronae M. Brock            Assistant Vice President None
          Brenda E. Buhler          Assistant Vice President None
          Patricia S. Butcher       Assistant Vice President Assistant
                                                             Secretary
          John A. Galateria         Assistant Vice President None
          Janelyn A. Healey         Assistant Vice President None
          Keith J. Langrehr         Assistant Vice President None
          C. Lillian Matthews       Assistant Vice President None
          Janice D. McCrory         Assistant Vice President None
          Sandra J. McHenry         Assistant Vice President None
          JeanneMarie B. Patella    Assistant Vice President None
          Kristin E. Seeberger      Assistant Vice President None
          Arthur J. Silber          Assistant Vice President None
             Nolan L. North         Assistant Treasurer      None
          Barbara A. VanHorn        Assistant Secretary      None

               (c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

          Item 30.  Location of Accounts and Records.

               All accounts, books, and other documents required to be maintained by T. Rowe Price Summit Municipal Funds, Inc. under Section 31(a) of the Investment Company Act of 1940


















          PAGE 134
               and the rules thereunder will be maintained by T. Rowe Price Summit Municipal Funds, Inc., at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for T. Rowe Price Summit Municipal Funds, Inc. are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

          Item 31.  Management Services.

               The Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus.

          Item 32.  Undertakings.

               (a) Each series of the Registrant agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom as prospectus is delivered.












































          PAGE 135
               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 16th day of February, 1995.

                                        T. ROWE PRICE SUMMIT MUNICIPAL
                                        FUNDS, INC.
                                        /s/George J. Collins
                                        By:  George J. Collins,
                                             Chairman of the Board

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          SIGNATURE                       TITLE                DATE
          _________                      ______                _____

          /s/George J. Collins    Chairman of the Board  February 7, 1996
          George J. Collins   (Principal Executive Officer)

          /s/William T. Reynolds President and Director February 7, 1996 William T. Reynolds

          /s/Carmen F. Deyesu           Treasurer        February 7, 1996
          Carmen F. Deyesu    (Principal Financial Officer)

          *                             Director         February 7, 1996
          Robert P. Black

          *                             Director         February 7, 1996
          Calvin W. Burnett

          *                             Director         February 7, 1996
          Anthony W. Deering

          *                             Director         February 7, 1996
          F. Pierce Linaweaver

          /s/James S. Riepe        Vice President and    February 7, 1996
          James S. Riepe                Director



















          PAGE 136
          *                             Director         February 7, 1996
          John G. Schreiber

          */s/Henry H. Hopkins, Attorney-In-Fact         February 7, 1996
          Henry H. Hopkins, Attorney-In-Fact